    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 1, 2000

                                                         1933 ACT FILE NO.
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              MFS SERIES TRUST III
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               500 Boylston Street, Boston, Massachusetts 02116
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code: (617) 954-5000

                             STEPHEN E. CAVAN, ESQ.
                   MASSACHUSETTS FINANCIAL SERVICES COMPANY
                               500 BOYLSTON STREET
                           BOSTON, MASSACHUSETTS 02116
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                 With copies to:
                           JEREMIAH J. BRESNAHAN, ESQ.
                                BINGHAM DANA LLP
                               150 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                              -------------------

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of the registration statement.

                      TITLE OF SECURITIES BEING REGISTERED:
       Shares of Beneficial Interest (without par value) of the Registrant

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 2-60491).

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON
                     DECEMBER 31, 2000 PURSUANT TO RULE 488.

================================================================================

PROXY INFORMATION
The enclosed proxy statement discusses important issues affecting your investment in PaineWebber Municipal High Income Fund. To make voting faster and more convenient for you, we're offering the options of voting on the internet, by fax, or by telephone instead of completing and mailing the enclosed proxy card. All three methods are generally available 24 hours a day. If you vote via the internet or by telephone, your vote will be confirmed and posted immediately. If you choose to vote via the internet, by fax, or by phone, do not mail the proxy card.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

WAYS TO VOTE:
      TO VOTE ON THE INTERNET
      1. Read the proxy statement.
      2. Go to [**WWW.PROXYVOTE.COM**] or the "Proxy voting" link on [**WWW._______.COM**].
      3. Enter the [___]-digit control number on your proxy card.
      4. Follow the instructions on the site.

      TO VOTE BY FAX
      1. Read the proxy statement.
      2. Complete and sign the proxy card.
      3. Fax the completed proxy card toll-free to [_____________]

      TO VOTE BY TELEPHONE
      1. Read the proxy statement.
      2. Call toll-free [_____________].
      3. Enter the [___]-digit control number on your proxy card.
      4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.

QUESTIONS:
[_________________________], a professional proxy solicitation firm, has been selected to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, [___] may call you to remind you to exercise your right to vote.

If you have any questions, please call [___]toll-free at [_____________] any business day between ___ a.m. and ___ p.m. Eastern time.

                       CONTENTS OF REGISTRATION STATEMENT

Facing Page
A Message from the President
Notice of Shareholder Meeting
Combined Prospectus/Proxy Statement
Form of Proxy Card
Statement of Additional Information
Other Information
Signature Page
Exhibits

                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                                 JANUARY 1, 2001

Dear Shareholder:

      I am writing to ask for your vote on an important matter that will affect your investment in PaineWebber Municipal High Income Fund (the "PaineWebber Fund"). While you are, of course, welcome to attend the PaineWebber Fund's special meeting of shareholders described in the attached Prospectus/Proxy Statement, most shareholders cast their vote by filling out, signing and then mailing or faxing the enclosed proxy card or by voting via telephone or the internet.

      You are being asked to vote on an Agreement and Plan of Reorganization under which all of the assets of the PaineWebber Fund will be transferred in a tax-free reorganization to the MFS Municipal High Income Fund (the "MFS Fund"), in exchange for shares of the MFS Fund.

      If the Agreement and Plan of Reorganization is approved and consummated, you will no longer be a shareholder of the PaineWebber Fund; you will become a shareholder of the MFS Fund. You should know that the reorganization of the PaineWebber Fund will not affect the value of your account.

      The MFS Fund is advised by Massachusetts Financial Services Company ("MFS"). MFS advises a large and diverse family of more than 140 mutual funds, including 23 municipal bond funds. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the nation's first mutual fund, Massachusetts Investors Trust.

      Each Fund is a municipal bond fund that seeks to invest a significant portion of its assets in high-yield municipal securities. The MFS Fund and the PaineWebber Fund have similar investment goals and policies. Historically the MFS Fund has had greater net assets than the PaineWebber Fund. Combining the assets of the PaineWebber Fund with a larger mutual fund such as the MFS Fund could result in more efficient mutual fund operations due to economies of scale without substantially changing the PaineWebber Fund's investment profile. In addition, PaineWebber Fund shareholders will become part of a larger and more diverse family of MFS mutual funds, including a greater variety of municipal bond funds, and will be able to exchange their shares among all MFS funds available for sale.

      After careful consideration, the PaineWebber Fund's Trustees have unanimously agreed that a tax-free reorganization of the PaineWebber Fund into the MFS Fund will benefit the PaineWebber Fund shareholders. For this reason, your Trustees recommend that you vote FOR the proposed reorganization, by signing and returning the enclosed proxy card or by following the instructions on the proxy card to vote via telephone or the internet. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the reorganization in question and answer format is included in the beginning of the Prospectus/Proxy Statement. I suggest you read both thoroughly before voting.

                          YOUR VOTE MAKES A DIFFERENCE

      No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy card to us or to vote via telephone or the internet immediately. Your prompt response will help avoid the need for further solicitations. For your convenience, we have provided a postage-paid envelope.

      If you have any questions or need additional information, please contact your Financial Advisor or call [_____________________] at [______________],
Monday through Friday between [__________] and [___________]. I thank you for your prompt vote on this matter.

                                   Sincerely,

                                   Brian M. Storms
                                   President

                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   A SERIES OF PAINEWEBBER MUNICIPAL SERIES

              51 WEST 52ND STREET, NEW YORK, NEW YORK 10019-6114

                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 1, 2001

A Special Meeting of Shareholders of PaineWebber Municipal High Income Fund (the "PaineWebber Fund"), a series of PaineWebber Municipal Series, a Massachusetts business trust, will be held at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019, on [Thursday, March 1, 2001, at ________ a.m./p.m.] for the following purposes:

      ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Agreement") providing for
               (i) the transfer of all of the PaineWebber Fund's assets to MFS Municipal High Income Fund (the "MFS Fund") in exchange for shares of the designated classes of the MFS Fund of equal value and the assumption by the MFS Fund of the PaineWebber Fund's stated liabilities, (ii) the distribution of the MFS Fund shares to the shareholders of the PaineWebber Fund, and
               (iii) the termination of the PaineWebber Fund.

      ITEM 2. To transact such other business as may properly come before the meeting and any adjournments thereof.

                 YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU
                            VOTE IN FAVOR OF ITEM 1.

Only shareholders of record as of the close of business on December 22, 2000 will be entitled to vote at the meeting or any adjournment thereof.

                                    By Order of the Board of Trustees,
                                    Dianne E. O'Donnell, Secretary

January 1, 2001

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY OR VOTING VIA TELEPHONE OR THE INTERNET. THIS WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                REGISTRATION                              VALID SIGNATURE
                ------------                              ---------------

Corporate Accounts

(1)   ABC Corp. .....................................     ABC Corp.
                                                          John Doe, Treasurer

(2)   ABC Corp. .....................................     John Doe, Treasurer

(3)   ABC Corp. c/o John Doe, Treasurer .............     John Doe

(4)   ABC Corp. Profit Sharing Plan .................     John Doe, Trustee

Partnership Accounts

(1)   The XYZ Partnership ...........................     Jane B. Smith, Partner

(2)   Smith and Jones Limited Partnership ...........     Jane B. Smith, General
                                                          Partner

Trust Accounts

(1)   ABC Trust Account .............................     Jane B. Doe, Trustee

(2)   Jane B. Doe, Trustee u/t/d 12/18/78 ...........     Jane B. Doe

Custodial or Estate Accounts

(1)   John B. Smith, Cust. f/b/o John B. Smith, Jr.,
      UGMA/UTMA .....................................     John B. Smith

(2)   Estate of John B. Smith .......................     John B. Smith, Jr.,
                                                          Executor

                           PROSPECTUS/PROXY STATEMENT

                                 JANUARY 1, 2001

                          ACQUISITION OF THE ASSETS OF

                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   A SERIES OF PAINEWEBBER MUNICIPAL SERIES

                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                (800) 647-1568

                        BY AND IN EXCHANGE FOR SHARES OF

                         MFS MUNICIPAL HIGH INCOME FUND
                        A SERIES OF MFS SERIES TRUST III

                               500 BOYLSTON STREET
                           BOSTON, MASSACHUSETTS 02116
                                (617) 954-5000

                                  * * * * *

This document will give you the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the "SEC") and may be technical. If there is anything you do not understand, please contact your PaineWebber Financial Advisor.

      This Prospectus/Proxy Statement relates to the proposed reorganization (the "Reorganization") of PaineWebber Municipal High Income Fund (the "PaineWebber Fund") into MFS Municipal High Income Fund (the "MFS Fund"). As a result of the Reorganization, each Class A, Class B and Class C shareholder of the PaineWebber Fund will receive a number of full and fractional Class A, Class B and Class C shares, respectively, of the MFS Fund equal in value on the date of the exchange to the total value of the shareholder's PaineWebber Fund shares. Because the MFS Fund does not offer Class Y shares, each Class Y shareholder of the PaineWebber Fund will receive a number of full and fractional Class A shares of the MFS Fund equal in value on the date of the exchange to the total value of the shareholder's PaineWebber Class Y shares. The MFS Fund is in the family of funds managed by Massachusetts Financial Services Company ("MFS") and is a series of a registered open-end management investment company (mutual fund). The MFS Fund and the PaineWebber Fund are collectively referred to herein as the "Funds," and each is sometimes referred to individually as a "Fund."

      This Prospectus/Proxy Statement explains concisely what you should know before voting on the Reorganization or investing in the MFS Fund. Please read it and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated June 1, 2000, of the MFS Fund (the "MFS Fund Prospectus"), (ii) the Report of Independent Accountants and financial statements included in the MFS Fund's Annual Report to Shareholders for the fiscal year ended January 31, 2000, and (iii) the unaudited financial statements included in the MFS Fund's Semi-Annual Report to Shareholders for the six-month period ended July 31, 2000. Additional information is available in the Statement of Additional Information relating to this Prospectus/Proxy Statement dated January 1, 2001, and the Statement of Additional Information of the MFS Fund dated June 1, 2000. The MFS Fund Prospectus, the MFS Fund's Annual and Semi-Annual Reports, and the Statement of Additional Information dated January 1, 2001 are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Statement of Additional Information, dated January 1, 2001, relating to the Reorganization or any of the documents relating to the MFS Fund, please contact the MFS Fund at its toll-free number (1-800-225-2606).

      The following documents have been filed with the Securities and Exchange Commission with respect to the PaineWebber Fund and are also incorporated into this Prospectus/Proxy Statement by reference: (i) the Prospectus of the PaineWebber Fund, dated June 30, 2000; (ii) the Statement of Additional Information of the PaineWebber Fund, dated June 30, 2000; (iii) the Report of Independent Accountants and financial statements included in the PaineWebber Fund's Annual Report to Shareholders for the fiscal year ended February 29, 2000; and (iv) the PaineWebber Fund's Semiannual Report to Shareholders for the six-month period ended August 31, 2000. For a free copy of any of the documents relating to the PaineWebber Fund, please contact the PaineWebber Fund at its toll-free number (1-800-647-1568).

      Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access reports and other information about the Funds on the Commission's Internet site at http://www.sec.gov.

      The securities offered by the accompanying Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                                  * * * * *

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----
Synopsis ..........................................................        [___]
Risk Factors ......................................................        [___]
General ...........................................................        [___]
Proposal Regarding Approval of Reorganization
  and Related Agreement and Plan or Reorganization ................        [___]
Background and Reasons for the Proposed Reorganization ............        [___]
Information About the Reorganization ..............................        [___]
Voting Information ................................................        [___]
Agreement and Plan of Reorganization ..............................        A-1
Enclosures
   Prospectus of the MFS Municipal High Income Fund, dated June 1, 2000
   Annual Report of the MFS Municipal High Income Fund for the fiscal year ended January 31, 2000
   Semi-Annual Report of the MFS Municipal High Income Fund for the six-month period ended July 31, 2000

                                    SYNOPSIS
      The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization between funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the Reorganization.

1. WHAT IS BEING PROPOSED?
      The Trustees who oversee the PaineWebber Fund (the "PaineWebber Trustees") are recommending that shareholders of the PaineWebber Fund approve its Reorganization into the MFS Fund. If approved by shareholders, the PaineWebber Fund will transfer all its assets to the MFS Fund in exchange for shares of the MFS Fund with a value equal to those assets net of liabilities (the "Reorganization Shares") and for the assumption by the MFS Fund of all of the PaineWebber Fund's stated liabilities. Immediately following the transfer, the PaineWebber Fund will distribute the Reorganization Shares to its shareholders, pro rata.

2. WHAT WILL HAPPEN TO MY SHARES OF THE PAINEWEBBER FUND AS A RESULT OF THE REORGANIZATION?
      Your shares of the PaineWebber Fund will, in effect, be exchanged for Reorganization Shares of the MFS Fund with an equal total net asset value. If you do not wish to participate in the Reorganization, you may redeem your shares of the PaineWebber Fund at net asset value or exchange your shares for corresponding shares of another eligible PaineWebber fund, but you generally will recognize a gain or loss for tax purposes upon redemption or exchange of your PaineWebber Fund shares.

3. WHY ARE THE PAINEWEBBER TRUSTEES PROPOSING THIS REORGANIZATION?
      The proposal is the result of a review by the PaineWebber Fund's investment adviser and administrator, Mitchell Hutchins Asset Management Inc. ("MHAM"), of the investment strategies and position of the municipal bond funds in the PaineWebber fund complex. The PaineWebber Fund has remained relatively small in comparison to other mutual funds managed by MHAM and has not achieved the growth in assets that was originally anticipated. As a result, MHAM has advised the PaineWebber Trustees that the PaineWebber Fund may benefit from a combination with a larger municipal bond fund with similar investment strategies, such as the MFS Fund.

4. WHAT ARE THE BENEFITS OF MERGING THE PAINEWEBBER FUND INTO THE MFS FUND?
      As discussed in more detail below, the two Funds have similar investment strategies and policies. The PaineWebber Trustees believe that the Reorganization offers PaineWebber Fund shareholders the opportunity to become part of a larger and more diverse family of MFS mutual funds, including 23 municipal bond funds, which PaineWebber Fund shareholders will be able to access through the exchange privilege once the Reorganization has been approved and completed. Through the Reorganization, PaineWebber Fund shareholders will have the opportunity to invest in a municipal bond fund managed by an investment adviser that has historically devoted substantial resources towards its municipal bond funds. In addition, the MFS Fund, established in 1984, has a long track record. The PaineWebber Trustees also believe that combining the PaineWebber Fund with the larger MFS Fund could result in more efficient mutual fund operations due to economies of scale without changing in any significant way the essential investment profile of the PaineWebber Fund.

5. HOW DO THE INVESTMENT GOALS, POLICIES AND RESTRICTIONS OF THE TWO FUNDS COMPARE?
      The investment goals and policies of the two Funds are similar. The investment goal of the PaineWebber Fund is to provide high current income exempt from federal income tax. The investment goal of the MFS Fund is to provide high current income exempt from federal income taxes by investing primarily in municipal bonds and notes which may be of medium and lower quality.

      The MFS Fund invests, under normal market conditions, at least 80% of its total assets in municipal securities and participation interests in municipal securities issued by banks, the interest on which is exempt from federal income tax. This policy may be changed without shareholder approval. Shareholders may need to include the interest income on some or all of the municipal securities in which the MFS Fund invests when calculating their federal alternative minimum tax liability. The PaineWebber Fund invests, under normal market conditions, at least 80% of its net assets in municipal securities. This policy is fundamental and cannot be changed without a shareholder vote. The PaineWebber Fund normally invests substantially all of its assets in municipal securities that are exempt from federal income tax. Shareholders may need to include the interest income on some or all of the municipal securities in which the PaineWebber Fund invests when calculating their federal alternative minimum tax liability.

      Under normal circumstances, the MFS Fund will invest at least 65% of its total assets in municipal securities that offer a current yield above that generally available on municipal securities in the three highest categories of recognized rating agencies. Tax-exempt securities offering the high current income sought by the MFS Fund are ordinarily in the medium and lower rating categories of recognized rating agencies or are unrated and considered by MFS to be of comparable quality. Securities rated below investment grade are commonly known as junk bonds, and the MFS Fund may invest up to 100% of its net assets in these junk bonds. The PaineWebber Fund normally invests at least 65% of its total assets, and seeks to invest substantially all of its assets, in medium grade and high yield lower grade municipal bonds, including junk bonds.

      As of September 30, 2000, the MFS Fund had a slightly higher average portfolio credit quality rating of B, as compared to the PaineWebber Fund's average portfolio credit quality rating of ______. While a portfolio with a higher average credit quality rating may present less risks, a Fund with a higher percentage of its portfolio invested in junk bonds may generate higher yields.

      Each Fund is a non-diversified mutual fund. This means that each Fund may invest a relatively high percentage of its assets in a small number of issuers. The MFS Fund may invest a high percentage of its assets in securities of issuers located in the same state, that derive income from similar types of projects and that are otherwise related. Similarly, the PaineWebber Fund may invest more than 25% of its total assets in municipal bonds that are issued to finance similar types of projects.

      The risks associated with the principal investment techniques and practices of the MFS Fund are described below under "Risk Factors." In addition to the Funds' principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. Both principal and non-principal investment techniques and practices are described, together with their risks, in each Fund's Statement of Additional Information.

      Among its permitted non-principal investment strategies, the MFS Fund may (but is not required to) use various types of derivatives including futures contracts, options on futures contracts, options on securities and swaps and related agreements. The PaineWebber Fund may (but is not required to) use interest rate futures contracts and other derivatives to help manage its portfolio duration, and is also permitted to invest in futures contracts and options on futures contracts, securities and indices, although it is not permitted to invest in swaps and related agreements as is the MFS Fund.

6. HOW DO THE EXPENSES OF THE TWO FUNDS COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE REORGANIZATION?
      All Classes
      As shown in the Annual Fund Operating Expense table below, in the year ended September 30, 2000 the MFS Fund paid a management fee of 0.55% of the Fund's average daily net assets, which is, on a pro forma basis after giving effect to the Reorganization, 0.05% lower than that of the PaineWebber Fund. The MFS Fund's lower management fee reflects a contractual agreement by MFS to waive its right to receive the management fee in excess of 0.55% annually of the Fund's average daily net assets. Absent this contractual waiver, which will remain in effect at least until June 2001, the MFS Fund would have paid a higher management fee of 0.63% annually of its average daily net assets, as compared to the PaineWebber Fund which pays a management fee of 0.60% annually of its average daily net assets. Also as shown in the table, the MFS Fund's "Other Expenses" were less than, on a per share basis, those of the PaineWebber Fund for the twelve-month period ended September 30, 2000. The pro forma post-Reorganization total annual fund operating expenses of the MFS Fund are also lower than those of the PaineWebber Fund on a per share basis, except with respect to Class C shares.

      Class A Shares
      Class A shares of each Fund are sold at net asset value plus a front-end sales charge. The front-end sales charge on purchases of Class A shares of the MFS Fund is higher than the charge applicable to purchases of Class A shares of the PaineWebber Fund. A maximum front-end sales charge of 4.75% is imposed on Class A shares of the MFS Fund as compared to a maximum front-end sales charge of 4.00% on Class A shares of the PaineWebber Fund. However, no initial sales charge will be charged to PaineWebber Fund shareholders in connection with the Reorganization of the Funds. You do not pay an initial sales charge when you purchase $1,000,000 or more of Class A shares of either Fund, but if you redeem these shares within one year of purchase you will pay a deferred sales charge of 1%.

      Each Fund has established certain policies waiving or reducing the Class A initial sales charge for certain types of investors under certain circumstances. For example, the MFS Fund provides for letter of intent privileges, reinstatement privileges and rights of accumulation as well as other waivers available to eligible investors to reduce the Class A initial sales charge. Similarly, the PaineWebber Fund provides for rights of accumulation, reinstatement privileges and combined purchase privileges as well as other waivers available to eligible investors to reduce the Class A initial sales charge. Holders of Class A shares of the PaineWebber Fund who are permitted to purchase additional Class A shares of that Fund at net asset value pursuant to the terms of the PaineWebber Fund's current Prospectus and Statement of Additional Information will be permitted, after the Reorganization, to purchase additional Class A shares of the MFS Fund at net asset value. Other shareholders who wish to purchase Class A shares of the MFS Fund after the Reorganization should review the Fund's Prospectus and Statement of Additional Information for additional information about the applicable waivers.

      The PaineWebber Fund has adopted a Rule 12b-1 distribution plan for its Class A shares. Under this plan, Class A shares of the PaineWebber Fund pay service fees in the amount of 0.25%. The MFS Fund has not adopted a Rule 12b-1 distribution plan for its Class A shares, and therefore Class A shares of the MFS Fund do not pay any such fees.

      As shown by the Annual Fund Operating Expenses table below, the pro forma post-Reorganization total operating expenses for the Class A shares of the MFS Fund are 0.87% of the Fund's average daily net assets, which is 0.23% lower than the total operating expenses of 1.10% for the Class A shares of the PaineWebber Fund for the twelve-month period ended September 30, 2000.

      Class B Shares
      Class B shares of each Fund are sold without a front-end sales load, but shareholders are charged a contingent deferred sales charge ("CDSC") if they sell their Class B shares within six years after purchase. The CDSC applicable to sales of Class B shares of each Fund is the same, except that the CDSC applicable to sales of Class B shares of the MFS Fund is lower during the first year after purchase and higher during the fourth year after purchase than that applicable to the Class B shares of the PaineWebber Fund. For purposes of determining the applicable CDSC, PaineWebber Fund shareholders who acquire Class B shares of the MFS Fund as a result of the Reorganization will be deemed to have held those shares since the date occurring twenty-four months prior to the date of their original purchase of their Class B shares of the PaineWebber Fund. As a result, the CDSCs applicable to Class B Reorganization Shares will be lower than the CDSCs applicable to the PaineWebber Fund Class B Shares.

      Each Fund has established certain policies waiving or reducing the Class B CDSC for certain types of investors under certain circumstances. For example, the CDSC on Class B shares of the MFS Fund and the PaineWebber Fund will generally be waived for redemptions pursuant to a Systematic Withdrawal Plan, or on account of the death of the account owner, subject to certain limitations. You should review the Prospectus and Statement of Additional Information of the MFS Fund for a more complete description of the CDSC waiver policies that may be applicable after the Reorganization.

      After eight years, Class B shares of the MFS Fund automatically convert into Class A shares. Class B shares of the PaineWebber Fund automatically convert into Class A shares after six years. For each Fund, Class A shares have lower total annual operating expenses. For purposes of determining when Class B Reorganization Shares automatically convert into Class A shares of the MFS Fund, such shares will be deemed to have been purchased on the date occurring twenty-four months prior to the date of their original purchase. As a result, Class B Reorganization Shares will take no longer to convert to Class A shares of the MFS Fund than Class B shares of the PaineWebber Fund take to convert to Class A shares.

      Each Fund has adopted a Rule 12b-1 distribution plan for its Class B shares under which it pays distribution and service fees. For the year ended September 30, 2000, distribution and service fees applicable to the MFS Fund's Class B shares are 0.79%, which are lower than those of 1.00% applicable to the Class B shares of the PaineWebber Fund. The 12b-1 plan for the MFS Fund provides that the annual distribution and service fees may represent up to 1.00% (a 0.75% distribution fee and a 0.25% service fee) of the Fund's average daily net assets attributable to Class B shares. The Fund currently pays the 0.75% distribution fee, but only pays the 0.25% service fee for the sale of Class B shares in the first year after purchase. The payment of the service fee after the first year after purchase is suspended until such date as the Trustees of the MFS Fund may determine.

      As shown by the Annual Fund Operating Expenses table below, the pro forma post-Reorganization total operating expenses for the Class B shares of the MFS Fund are 1.66% of the Fund's average daily net assets, which is 0.20% lower than the total operating expenses of 1.86% for the Class B shares of the PaineWebber Fund for the twelve-month period ended September 30, 2000.

      Class C Shares
      Class C shares of each Fund are sold without a front-end sales load, but shareholders are charged a CDSC if they sell their Class C shares within one year after purchase. The CDSC applicable to sales of Class C shares of the MFS Fund is 1.00%, which is higher than the CDSC of 0.75% applicable to the Class C shares of the PaineWebber Fund. For purposes of determining whether this CDSC applies, PaineWebber Fund shareholders who acquire Class C Reorganization Shares will be deemed to have held those shares since the date of their original purchase of their PaineWebber Fund Class C shares.

      Each Fund has established certain policies waiving or reducing the Class C CDSC for certain types of investors under certain circumstances. For example, the CDSC on Class C shares of the MFS Fund and the PaineWebber Fund will generally be waived for redemptions pursuant to a Systematic Withdrawal Plan, or on account of the death of the account owner, subject to certain limitations. You should review the Prospectus and Statement of Additional Information of the MFS Fund for a more complete description of the CDSC waiver policies that may be applicable after the Reorganization.

      Each Fund has adopted a Rule 12b-1 distribution plan for its Class C shares. Under these plans, each Fund pays distribution and service fees. The distribution and service fees applicable to the MFS Fund's Class C shares are 1.00%, which are higher than those of 0.75% applicable to the Class C shares of the PaineWebber Fund.

      As shown by the Annual Fund Operating Expenses table below, the pro forma post-Reorganization total operating expenses for the Class C shares of the MFS Fund are 1.87% of the Fund's average net assets, which is 0.26% higher than the total operating expenses of 1.61% for the Class C shares of the PaineWebber Fund for the twelve-month period ended September 30, 2000.

      Class Y Shares
      Class Y shares of the PaineWebber Fund are not subject to any sales charges or distribution and service fees and are available only to certain types of investors. In the Reorganization, Class Y shareholders of the PaineWebber Fund will receive Class A shares of the MFS Fund, which, as noted above, are sold with a front-end sales load. Class Y shareholders will not, however, have to pay any front-end or back-end sales charge in connection with the Reorganization. Please see the description of "Class A Shares" above for more information about the Class A shares of the MFS Fund that Class Y shareholders will receive in the Reorganization. Holders of Class Y shares of the PaineWebber Fund will be permitted, after the Reorganization, to purchase additional Class A shares of the MFS Fund at net asset value.

      As shown by the Annual Fund Operating Expenses table below, the pro forma post-Reorganization total operating expenses for the Class A shares of the MFS Fund are 0.87% of the Fund's average daily net assets, which is 0.02% higher than the total operating expenses of 0.85% for the Class Y shares of the PaineWebber Fund for the twelve-month period ended September 30, 2000. However, after waivers, the MFS Fund's net expenses are 0.79% which are lower than the total operating expenses of the Class Y shares of the PaineWebber Fund.

      The following tables summarize the maximum fees and expenses you may pay when investing in the Funds, expenses that each of the Funds incurred in the 12 months ended September 30, 2000 and pro forma expenses which assume that the Reorganization was completed on October 1, 1999.

                                        CLASS A   CLASS B  CLASS C    CLASS Y
                                        SHARES    SHARES   SHARES     SHARES
Fees (fees paid directly from your
  investment)

Maximum Sales Charge (Load) Imposed
  on Purchases (as a percentage of
  offering price)

    PaineWebber Fund                     4.00%     None      None       None

    MFS Fund                             4.75%+    None      None       N/A

Maximum Deferred Sales Charge (Load)
  (as a percentage of the original
  purchase price or redemption
  proceeds, whichever is lower)

    PaineWebber Fund                     None*    5.00%**     0.75%***  None

    MFS Fund                             None*    4.00%**     1.00%***  N/A
----------
+ No sales charge will be paid on shares of the MFS Fund issued in connection with this Reorganization.
* A contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is assessed on certain redemptions of Class A shares of either Fund made within one year of the purchase date that were purchased without an initial sales charge as part of an investment of $1 million or more or, with respect to the MFS Fund, as part of a purchase through a retirement plan.
** In the first year, declining to 1.0% in the sixth year, and eliminated thereafter. For purposes of determining the applicable CDSC, PaineWebber Fund shareholders who acquire Class B shares of the MFS Fund as a result of the Reorganization will be deemed to have held those shares since the date occurring twenty-four months prior to the date of their original purchase of their Class B shares of the PaineWebber Fund.
*** A CDSC will be charged on certain redemptions made within one year of the purchase date.

                         ANNUAL FUND OPERATING EXPENSES
                (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                         Fee Waiver
                                                                                           and/or
                            Management   Distribution     Other    Total Annual Fund       Expense           Net
                               Fees      (12b-1) Fees    Expenses  Operating Expenses   Reimbursement      Expenses
                            ----------   ------------    --------  ------------------   -------------      --------
PAINEWEBBER FUND
  Class A                      0.60%         0.25%         0.25%          1.10%             n/a              1.10%
  Class B                      0.60%         1.00%         0.26%          1.86%             n/a              1.86%
  Class C                      0.60%         0.75%         0.26%          1.61%             n/a              1.61%
  Class Y                      0.60%         0.00%         0.25%          0.85%             n/a              0.85%

MFS FUND
  Class A                      0.63%         n/a           0.24%          0.87%             -0.08%*          0.79%+
  Class B                      0.63%         0.79%**       0.24%          1.66%             -0.08%*          1.58%+
  Class C                      0.63%         1.00%         0.24%          1.87%             -0.08%*          1.79%+

MFS FUND
  (PRO FORMA COMBINED)***
  Class A                      0.63%         n/a           0.24%          0.87%             -0.08%*          0.79%+
  Class B                      0.63%         0.79%**       0.24%          1.66%             -0.08%*          1.58%+
  Class C                      0.63%         1.00%         0.24%          1.87%             -0.08%*          1.79%+

*   MFS has contractually agreed to waive its right to receive a management fee greater than 0.55% annually of the average daily net assets of the Fund. This contractual arrangement will remain in effect until at least June 1,
    2001, absent an earlier change approved by the Fund's Board of Trustees.
**  The 12b-1 Plan for the MFS Fund provides that the annual distribution and service fees may represent up to
    1.00% (a 0.75% distribution fee and a 0.25% service fee) of the Fund's average daily net assets attributable to
    Class B shares. The Fund currently pays the 0.75% distribution fee, but only pays the 0.25% service fee for the sale of Class B shares in the first year after purchase. The payment of the service fee after the first year after purchase is suspended until such date as the Trustees of the MFS Fund may determine.
*** Assumes that the reorganization was completed on October 1, 1999.
+   The MFS Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent and may enter into similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be 0.77%, 1.56% and 1.77% for class A, class B and class C, respectively.

The tables are provided to help you understand the expenses of investing in the Funds, including pro forma expenses of the MFS Fund after giving effect to the Reorganization, and your share of the operating expenses that each Fund incurs. The expenses shown in the table do not reflect the application of credits related to expense offset arrangements that reduce certain MFS Fund expenses.

EXAMPLES
These examples translate the expense percentages shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples assume that you invest $10,000 in a Fund for the time periods shown and then, except as shown for Class B and Class C shares, redeem all your shares at the end of these periods. They also assume a 5% return on your investment each year and that a Fund's operating expenses remain the same, except for the one year period when the expenses are lower due to MFS's fee waivers. The examples are hypothetical; your actual costs and returns may be higher or lower.

                                       1 YEAR   3 YEARS    5 YEARS      10 YEARS
                                       ------   -------    -------      --------

PAINEWEBBER FUND
  Class A ........................      $508      $736      $  982      $1,687
  Class B ........................      $689      $885      $1,206      $1,799*
  Class B (no redemption) ........      $189      $585      $1,006      $1,799*
  Class C ........................      $239      $508      $  876      $1,911
  Class C (no redemption) ........      $164      $508      $  876      $1,911
  Class Y ........................      $ 87      $271      $  471      $1,049

MFS FUND
  Class A ........................      $552      $732      $  927      $1,490
  Class B ........................      $561      $816      $1,095      $1,748*
  Class B (no redemption) ........      $161      $516      $  895      $1,748*
  Class C ........................      $282      $580      $1,004      $2,184
  Class C (no redemption) ........      $182      $580      $1,004      $2,184

MFS FUND
  (PRO FORMA COMBINED)**
  Class A ........................      $552      $732      $  927      $1,490
  Class B ........................      $561      $816      $1,095      $1,748*+
  Class B (no redemption) ........      $161      $516      $  895      $1,748*+
  Class C ........................      $282      $580      $1,004      $2,184
  Class C (no redemption) ........      $182      $580      $1,004      $2,184

* Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately six years (with respect to the PaineWebber
   Fund) and eight years (with respect to the MFS Fund and the pro forma combined fund) after purchase.
** Assumes that the reorganization was completed on October 1, 1999.
+ For purposes of determining the applicable CDSC and the time period for conversion to Class A shares, PaineWebber Fund shareholders who acquire Class B shares of the MFS Fund as a result of the Reorganization will be deemed to have held those shares as of the date occurring twenty-four months prior to the date of their original purchase of their Class B shares of the PaineWebber Fund. As a result, the Class B Reorganization Shares held by former PaineWebber Fund shareholders will convert to Class A shares after six years. If calculated based on a six year conversion, the expenses paid by former PaineWebber Fund shareholders on Class B Reorganization Shares after 10 years for the pro forma combined fund would be $1554.

7.    HOW HAS THE MFS FUND PERFORMED?

      Set forth in the table below are the average annual total returns of each class of shares of the MFS Fund, at net asset value, for the periods specified:

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000

                    1 year            5 years            10 years
                    ------            -------            --------
Class A shares       2.76%             4.92%              6.21%
Class B shares       1.95%             4.03%              5.53%
Class C shares       1.74%             4.51%              6.00%

      The yield for MFS Fund shares for the 30-day period ended September 30, 2000 was 6.29% for Class A shares, 5.81% for Class B shares, and 5.56% for Class C shares.

      The MFS Fund commenced investment operations on February 24, 1984 with the offering of Class A shares and subsequently offered Class B shares on September 7, 1993 and Class C shares on September 25, 1998. Class B and Class C share performance for the MFS Fund includes the performance of the Fund's Class A shares for periods prior to the offering of Class B and Class C shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of Class B and Class C shares are higher than those of Class A shares, this blended Class B and Class C share performance is higher than the performance of Class B and Class C shares would have been had Class B and Class C shares been offered for the entire period.

      Set forth below is average annual total return information for the Class A shares of the MFS Fund and the PaineWebber Fund for the one year periods ending on the dates stated:

         AVERAGE ANNUAL TOTAL RETURN (TOTAL INVESTMENT RETURN AT NAV)

              Year Ended                   PAINEWEBBER
             December 31,      MFS FUND        FUND
             ------------      --------    -----------
                 1999           (3.07)%       (3.49)%
                 1998            5.77%         5.07%
                 1997            8.79%        10.73%
                 1996            4.17%         5.94%
                 1995           16.19%        15.55%
                 1994           (2.91)%       (7.77)%
                 1993            9.72%        12.14%
                 1992            8.00%         9.79%
                 1991           10.45%        13.32%
                 1990            3.16%         5.52%

      Of course the Funds' past performance is not an indication of future performance. The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. The total returns for other classes of each Fund would have been lower than the returns of the Class A shares of such Fund because such other classes of shares have higher total annual expense ratios (except with respect to Class Y shares of the PaineWebber Fund, which have a lower expense ratio than that of the Fund's Class A shares).

      To review the MFS Fund in more detail, please refer to the MFS Fund's prospectus and most recent annual and semi-annual reports, all of which are enclosed.

8. WHAT ARE THE DIFFERENCES IN PORTFOLIO TURNOVER RATES OF THE TWO FUNDS? Portfolio turnover is a measure of how frequently a fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund's performance. Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund's shareholders. During its fiscal year ended February 29, 2000, the PaineWebber Fund had a portfolio turnover rate of 19%. The MFS Fund's portfolio turnover rate was 27% during its fiscal year ended January 31, 2000.

9.    WHO MANAGES THE MFS FUND?
      Michael Roberge, a Senior Vice President of MFS, manages the MFS Fund. Mr. Roberge has been employed in the investment management area of MFS since 1996 and has managed the MFS Fund since December 1997.

10.   HOW DO I VOTE?
      Shareholders can vote in any of the following ways:

   o by proxy: by completing, signing and either returning the enclosed proxy card using the postage-paid envelope provided or faxing the proxy card to ____________; or

   o by telephone: by calling the toll-free number listed on your proxy card, entering the [____]-digit control number on your proxy card and following the recorded instructions; or

   o by internet: by going to [**www.proxyvote.com**] or clicking on the "Proxy voting" link on [____________], entering the [___]-digit control number on your proxy card and following the instructions on the site.

      If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your Fund, which will be held at [_____ a.m./p.m.] on Thursday, March 1, 2001 at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019. If you vote now, you will help avoid the expense of further solicitations.

11.   HOW WILL THE REORGANIZATION HAPPEN?
      If the Reorganization is approved, your PaineWebber Fund shares will be converted to Reorganization Shares of the MFS Fund, using the Funds' net asset value share prices, excluding sales charges, as of the close of trading on March 9, 2001. This conversion will not affect the total dollar value of your investment. The net asset value of the PaineWebber Fund for purposes of the Reorganization will be determined in accordance with the MFS Fund's procedures for determining net asset value set forth in its Prospectus and Statement of Additional Information and its charter documents in consultation with MHAM. Prior to the Reorganization, the PaineWebber Fund's custodian will begin to use the securities pricing sources and vendors that are used by the MFS Fund for the purposes of valuing the assets of the PaineWebber Fund. The use of these procedures may increase or decrease the net asset value of the PaineWebber Fund as compared to the net asset value determined through use of the PaineWebber Fund's procedures.

      Any PaineWebber Fund certificate which remains outstanding on the closing date of the Reorganization shall be deemed to be cancelled, shall no longer evidence ownership of shares of the PaineWebber Fund and shall not represent ownership of the Reorganization Shares issued by the MFS Fund.

12.   WILL THE REORGANIZATION HAVE TAX CONSEQUENCES?
      Although any taxable dividends and capital gain distributions will be paid prior to the Reorganization, the Reorganization itself will be a non-taxable event for federal income tax purposes and will not need to be reported on your 2001 federal tax return. You should consult your tax advisers regarding the effect, including state and local tax consequences, if any, of the Reorganization in light of your individual circumstances.

13.   WHAT PAYMENTS WILL BE MADE IN CONNECTION WITH THE REORGANIZATION?
      Upon the consummation of the Reorganization and the reorganizations of certain other PaineWebber funds into MFS funds, and upon the satisfaction of certain other obligations and conditions, MFS has agreed to make payments to MHAM based on the value of the net assets of the PaineWebber Fund and the other acquired PaineWebber funds immediately preceding the closing date of the reorganizations. MFS also has agreed to pay MHAM an amount equal to the net present value of the expected Class B distribution fees to be paid to MFS on the Class B shareholder accounts of the acquired PaineWebber funds. In addition, on the first year anniversary of the closing of the reorganizations, MFS has agreed to pay MHAM an additional amount based upon the value of the net assets transferred from the PaineWebber Fund and the other acquired PaineWebber funds which remain in the MFS funds plus the other net assets of the MFS funds for which PaineWebber Incorporated is listed as the broker-dealer of record. Because of these payments, which may be substantial, MHAM has an interest in the approval of the proposed Reorganization.

14.   WILL MY DIVIDEND BE AFFECTED BY THE REORGANIZATION?
      After the Reorganization you will continue to receive distributions of any net investment income once a month and any net realized capital gains at least once a year. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the PaineWebber Fund. Of course, the amount of these distributions will reflect the investment performance of the MFS Fund.

15. DO THE PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES OF THE TWO FUNDS DIFFER?
      Yes. Although the procedures for purchasing and redeeming shares of each Fund and for exchanging shares of each Fund for shares of other funds are generally similar, there are certain differences. These differences are discussed below.

      PURCHASE POLICIES. You may purchase shares of each Fund at the Fund's net asset value, plus any applicable sales charge, that is next calculated after the Fund receives your purchase request in good order. You may establish an account with the MFS Fund by having your financial adviser process your initial purchase. If you are a PaineWebber client or a client of a PaineWebber correspondent firm, you may purchase shares of the PaineWebber Fund through your Financial Advisor. Otherwise, you may purchase shares of the PaineWebber Fund by mailing a check and completed application to the Fund's transfer agent. Each Fund may reject any purchase order in its discretion including, without limitation, when the Fund believes an investor to be engaging in excessive trading or market-timing practices.

      Each Fund imposes certain minimum initial and subsequent investment requirements. The MFS Fund imposes the following investment minimums:

      Initial investments          $1,000
      Additional investments          $50
      Automatic investment plans      $50
      Automatic exchange plans        $50
      Certain tax-deferred            $50
         retirement plans
         (non-IRA)
      Employer-sponsored              $50
         investment programs
      IRAs                           $250

The MFS Fund permits additional purchases to be made by wire transfer and has certain other features for adding to a shareholder's MFS Fund account that are discussed at greater length in the MFS Fund's Prospectus.

The PaineWebber Fund requires initial investments of $1000 and additional investments of at least $100. The PaineWebber Fund may waive these investment minimums for employees of PaineWebber or its affiliates, participants in certain pension plans, retirement accounts, unaffiliated investment plans, or automatic investment plans.

      REDEMPTIONS. Shares of each Fund are redeemable on any business day at a price equal to the net asset value of the shares the next time it is calculated after receipt of your redemption request in good order. Shareholders of the MFS Fund may redeem their shares by having their financial advisers process redemption requests or by contacting the Fund's shareholder servicing agent, MFS Service Center, Inc. ("MFSC") directly in writing or by telephone. PaineWebber Fund shareholders that have an account with PaineWebber or a PaineWebber correspondent firm may redeem shares by contacting their Financial Advisors. Other PaineWebber Fund shareholders must send their redemption requests in writing to the Fund's transfer agent. Each Fund may require a signature guarantee or supporting documentation in connection with a redemption request.

      If you purchased your shares by check, each Fund may delay the payment of redemption proceeds until the check has cleared. Additionally, each Fund may suspend redemption privileges or postpone payment of redemption proceeds under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency.

      Each Fund has reserved the right to automatically redeem shares from accounts that contain less than $500 due to redemptions or exchanges. Before making such an automatic redemption, each Fund will notify the shareholder and give him or her 60 days to make additional investments to avoid having his or her shares redeemed. Additionally, each Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities rather than cash.

      EXCHANGES. Shareholders of the MFS Fund may exchange Fund shares for shares of the same class of all MFS funds available for sale. Shareholders of Class A, B or C shares of the PaineWebber Fund may exchange those shares for shares of the same class of other PaineWebber funds. Class Y shares of the PaineWebber Fund are not exchangeable. Each Fund imposes minimum restrictions on the dollar value of exchanges. The MFS Fund requires that exchanges be in amounts of $1,000 or greater (or $50 for automatic exchanges under an automatic exchange plan). The PaineWebber Fund requires that any exchange must meet the minimum investment amount for the PaineWebber fund for which shares are to be exchanged.

      Neither Fund will assess a sales charge upon an exchange but the transaction will be treated as a sale of the first fund's shares and taxed accordingly. Your deferred sales charge (if any) will continue to be measured from the date of your original purchase (which, for the Class B Reorganization Shares received by the PaineWebber Fund shareholders, will be deemed to be the date twenty-four months prior to the date of the original purchase of the Class B shares of the PaineWebber Fund).

      Shareholders of the MFS Fund may place exchange orders through their financial advisers or by contacting MFSC directly. Shareholders of the PaineWebber Fund who purchased their shares through PaineWebber or a PaineWebber correspondent firm may place exchange orders by contacting their Financial Advisors. Otherwise, PaineWebber Fund shareholders may exchange shares by writing to the Fund's transfer agent.

      PURCHASE AND REDEMPTION PROGRAMS. The MFS Fund offers additional purchase and redemption programs, including an automatic investment plan, automatic exchange plan, distribution investment program, and a systematic withdrawal plan. The PaineWebber Fund also offers an automatic investment plan and a systematic withdrawal plan. More information about these plans is available in the Prospectus and Statement of Additional Information of the applicable Fund.

16.   HOW WILL I BE NOTIFIED OF THE OUTCOME OF THE REORGANIZATION?
      If the Reorganization is approved by shareholders, you will receive confirmation after the Reorganization is completed, indicating your new Fund account number and the number of shares you are receiving. If the Reorganization is not approved, shareholders will be notified, and the results of the meeting will be provided in the next annual report of the PaineWebber Fund. In that case, you will continue to own your PaineWebber Fund shares, the PaineWebber Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the PaineWebber Trustees may consider such alternatives as may be in the best interest of PaineWebber Fund shareholders.

17. WILL THE NUMBER OF SHARES I OWN CHANGE?
      Yes, but the total value of the Reorganization Shares of the MFS Fund you receive will equal the total value of the shares of the PaineWebber Fund that you hold at the time of the Reorganization. Even though the net asset value per share of each Fund is different, the total value of a shareholder's holdings will not change as a result of the Reorganization.

                                  RISK FACTORS

      WHAT ARE THE PRINCIPAL RISK FACTORS ASSOCIATED WITH AN INVESTMENT IN THE MFS FUND, AND HOW DO THEY COMPARE WITH THOSE FOR THE PAINEWEBBER FUND?

      Because the Funds share similar goals and policies, the risks of an investment in the MFS Fund are similar to the risks of an investment in the PaineWebber Fund. A more detailed description of certain risks associated with an investment in each Fund is contained in the Fund's Prospectus. Each Fund is principally subject to the following risks:

o Interest Rate Risk: As with any fixed income security, the prices of municipal securities in the Funds' portfolios will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the Funds' portfolios will generally rise.

o Maturity Risk: Interest rate risk will affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the Funds' municipal security investments will affect the volatility of the Funds' share prices.

o Credit Risk: Credit risk is the risk that the issuer of a municipal security will be unable or unwilling to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    Each Fund may invest in participation interests, which are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. These participation interests are also subject to the risk of default by the issuing bank.

o Municipal Lease Obligations Risk: Each of the Funds may invest in municipal lease securities, but, unlike the MFS Fund, the PaineWebber Fund may not invest more than 5% of its total assets in uninsured "non-appropriation" municipal lease obligations. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds, and "non-appropriation" clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

o General Obligations and Revenue Obligations Risk: The Funds may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The Funds may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues generated by the facility that used the bonds for financing, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough revenue to make repayment possible.

o Liquidity Risk: The fixed income securities purchased by the Funds may be illiquid and/or restricted and may be traded in the over-the-counter market rather than on an organized exchange. These securities are therefore subject to liquidity risk, which means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the Funds' performance.

o Speculative Municipal Securities Risk: Speculative bonds (those rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by the adviser to be comparable to speculative securities) are subject to a higher risk that the issuer will default on payments of principal and interest then higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

o   Lower Rated Municipal Securities Risk
    ^ Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher-rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically in response to negative news about the particular issuer or the economy in general.

    ^ Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

o Non-Diversified Status Risk: Because each Fund may invest its assets in a small number of issuers, each Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund. Because each Fund may invest in municipal bonds that are issued to finance similar projects, economic, business or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector. The MFS Fund may not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

o Active or Frequent Trading Risk: The Funds may engage in active and frequent trading to achieve their principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a Fund with less active trading policies, and an increase in your tax liability. Frequent trading also increases transaction costs, which could detract from the Funds' performance.

o Political Risk: The Funds' investments are significantly affected by political changes, including legislative proposals which may make municipal bonds less attractive in comparison to taxable bonds.

o Temporary Defensive Policies: Each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the Funds invest defensively, they may not be able to pursue their investment objectives. A Fund's defensive investment position, therefore, may not be effective in protecting its value.

o   As with any mutual fund, you could lose money on your investment in a Fund.

      An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      Other Investments. In addition to the Funds' main investment strategies of investing in municipal bonds which may be of medium and lower quality, the Funds may also buy and sell other types of investments. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds are permitted to engage are described, together with their risks, in each Fund's Statement of Additional Information.

      Among other non-principal investment techniques, the MFS Fund may invest in derivatives, including futures contracts, options on futures contracts, options on securities, and swaps and related agreements. The PaineWebber Fund may also invest in derivatives, including futures contracts and options on futures contracts, securities, and indices although it does not invest in swap agreements and its investments in futures contracts and options are subject to certain limitations not applicable to the MFS Fund. Derivatives may present the Funds with special risks and investments in derivatives may rise and fall more rapidly than other investments. Please see the MFS Fund's Statement of Additional Information for a further description of the risks of the MFS Fund's derivative investments.

      Certain of the non-principal investments and related risk factors may differ for each Fund. For example, the MFS Fund may invest in securities in which the PaineWebber Fund may not invest, including certain types of mortgage-backed and asset-backed securities, equity securities, and mortgage dollar-rolls. To the extent a Fund engages in these non-principal investment strategies, it may be subject to special risks. Please see the Statement of Additional Information for further details. The MFS Fund may not engage in short sales "against the box," lend its portfolio securities or invest in stand-by commitments, transactions which are permitted for the PaineWebber Fund, subject to some restrictions.

      Among the MFS Fund's non-principal investment techniques, the MFS Fund may be permitted to invest in certain investments subject to different limitations than the PaineWebber Fund. For example, the MFS Fund may not knowingly invest in securities (other than repurchase agreements) which are subject to legal or contractual restrictions on resale if more than 15% of the MFS Fund's net assets (taken at market value) would be so invested. By contrast, the PaineWebber Fund may invest up to 10% of its net assets in illiquid securities. A Fund may not be able to readily liquidate its investments in illiquid securities, and the lack of a liquid secondary market for illiquid securities may make it more difficult for a Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value. The PaineWebber Fund may not invest more than 10% of its total assets in inverse floaters, while the MFS Fund does not have a similar limitation. The market value of an inverse floater may be more volatile than that of a fixed-rate obligation. The PaineWebber Fund may borrow for temporary or emergency purposes, but not in excess of 10% of its total assets, and may not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. By contrast, the MFS Fund may not borrow money or pledge, mortgage or hypothecate in excess of 1/3 of its assets, except as a temporary measure for extraordinary or emergency purposes. For additional information, please see the MFS Fund's Statement of Additional Information.

                                     GENERAL
      This Prospectus/Proxy Statement is furnished in connection with the Reorganization of the PaineWebber Fund into the MFS Fund and the solicitation of proxies by and on behalf of the PaineWebber Trustees for use at the Meeting of Shareholders. The Meeting is to be held on Thursday, March 1, 2001 at [_______ a.m./p.m.] at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about January 5, 2001.

      Any shareholder giving a proxy has the power to revoke it by mail (addressed to the PaineWebber Fund's Secretary at the principal office of the PaineWebber Fund, 51 West 52nd Street, New York, New York 10019-6114), by attending the Meeting and voting in person, by executing a superseding proxy, or by submitting a notice of revocation to the PaineWebber Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Proposal 1 of the Notice of Meeting) to implement the Reorganization of the PaineWebber Fund by the transfer of all of its assets to the MFS Fund in exchange for the Reorganization Shares and the assumption by the MFS Fund of all of the stated liabilities of the PaineWebber Fund.

      As of December 22, 2000, each class of the PaineWebber Fund had the number of shares outstanding and entitled to be voted as set forth below:

                                          Shares Outstanding and
                                          Entitled to Vote

      Class A                                   __________
      Class B                                   __________
      Class C                                   __________
      Class Y                                   __________

Only shareholders of record on December 22, 2000 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

      The PaineWebber Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Fund's intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy card.

                PROPOSAL REGARDING APPROVAL OF REORGANIZATION
               AND RELATED AGREEMENT AND PLAN OF REORGANIZATION
      The shareholders of the PaineWebber Fund are being asked to approve a reorganization of the PaineWebber Fund into the MFS Fund pursuant to an Agreement and Plan of Reorganization between PaineWebber Municipal Series, on behalf of the PaineWebber Fund, and MFS Series Trust III, on behalf of the MFS Fund, dated as of November 30, 2000 (the "Agreement"), a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A.

      The Reorganization is structured as a transfer of all of the assets of the PaineWebber Fund to the MFS Fund in exchange for the assumption by the MFS Fund of all of the stated liabilities of the PaineWebber Fund and for that number of the Class A, Class B, and Class C Reorganization Shares equal in total net asset value to the net value of assets transferred to the MFS Fund, all as more fully described below under "Information about the Reorganization."

      After receipt of the Reorganization Shares, the PaineWebber Fund will distribute the Class A Reorganization Shares to its Class A and Class Y shareholders, the Class B Reorganization Shares to its Class B shareholders, and the Class C Reorganization Shares to its Class C shareholders, in proportion to their existing shareholdings as part of the complete liquidation of the PaineWebber Fund, and the legal existence of the PaineWebber Fund as a separate series of the PaineWebber Municipal Series, a Massachusetts business trust, under Massachusetts law will be terminated. Each shareholder of the PaineWebber Fund will receive a number of full and fractional Class A, Class B, or Class C Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's PaineWebber Fund shares of the applicable class.

      Prior to the date of the transfer (the "Exchange Date"), the PaineWebber Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) plus its net interest income exempt from federal income tax and net realized gains, if any, through the Exchange Date.

      The PaineWebber Trustees have voted unanimously to approve the Reorganization and to recommend that shareholders also approve the Reorganization. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the PaineWebber Fund. The Reorganization does not require the approval of the shareholders of the MFS Fund.

      If this proposal is not approved by the shareholders of the PaineWebber Fund, you will continue to own your PaineWebber Fund shares, the PaineWebber Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the PaineWebber Trustees may consider such alternatives as may be in the best interests of its shareholders.

            BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION The PaineWebber Trustees, including all Trustees who are not
"interested persons" of the PaineWebber Fund, have determined that the Reorganization would be in the best interests of the PaineWebber Fund's shareholders. The PaineWebber Trustees have unanimously approved the Reorganization and have recommended its approval by shareholders.

      The proposal is the result of a review by the PaineWebber Fund's investment adviser and administrator, MHAM, of the investment strategies and position of the municipal bond funds in the PaineWebber fund complex. The PaineWebber Fund has remained relatively small in comparison to other mutual funds managed by MHAM and has not achieved the growth in assets that was originally anticipated. As a result, MHAM has advised the PaineWebber Trustees that the PaineWebber Fund may benefit from a combination with a larger municipal bond fund with similar investment strategies, such as the MFS Fund. As discussed above, while not identical, the Funds have similar investment policies, each investing a significant portion of its assets in high-yield municipal securities.

      In light of the similarity of the Funds, MHAM advised the PaineWebber Trustees that combining the PaineWebber Fund with the MFS Fund would be in the best interests of shareholders of the PaineWebber Fund. The PaineWebber Trustees believe that the Reorganization will be advantageous to the Fund's shareholders for several reasons and considered the following matters, among others, in unanimously approving the proposal:

      1. The investment objectives, policies and restrictions of the MFS Fund are compatible with those of the PaineWebber Fund.

      2. The Reorganization offers PaineWebber Fund shareholders the opportunity to become part of a larger and more diverse family of more than 140 mutual funds, including 23 municipal bond funds. PaineWebber Fund shareholders will be able to exchange their shares among all MFS funds available for sale upon completion of the Reorganization.

      3. MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $158.6 billion as of September 30, 2000, including $5.3 billion in municipal bond fund assets under management. The Reorganization offers PaineWebber Fund shareholders the opportunity to invest in a municipal bond fund managed by an investment adviser with a proven track record.

      4. The MFS Fund has historically had greater net assets than the PaineWebber Fund. Some of the fixed expenses currently paid by the PaineWebber Fund, such as accounting, legal, and printing costs, would be spread over a larger asset base upon the combination of the MFS Fund and the PaineWebber Fund. Shareholders may benefit from economies of scale through lower operating expenses over time. In addition, Class A and Class Y shareholders of the PaineWebber Fund will benefit from the lower total annual operating expenses of the Class A shares of the MFS Fund, and the Class B shareholders of the PaineWebber Fund will benefit from the lower total annual operating expenses of the Class B shares of the MFS Fund. The total annual operating expenses of the Class C shares of the MFS Fund are higher than the total annual operating expenses of the Class C shares of the PaineWebber Fund.

      5. The greater net assets of the combined Fund may allow it to invest its assets in a greater variety of municipal investments.

      6. While past performance is not a guarantee of future results, the performance history of the MFS Fund is fairly comparable to the performance history of the PaineWebber Fund, although the PaineWebber Fund outperformed the MFS Fund in certain years.

      7. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the PaineWebber Fund or its shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

      8. The PaineWebber Trustees also took into consideration that, absent the Reorganization, it appeared unlikely that the PaineWebber Fund would experience a material growth in assets in the future.

      9. MFS has warranted and represented that it has no current intention to ask the Board of Trustees which oversees the MFS Fund (the "MFS Trustees") to increase the management fee applicable to the MFS Fund above the maximum fee provided in its Investment Advisory Agreement during the twelve months immediately following the closing date of the Reorganization.

      10. MHAM and MFS Series Trust III, on behalf of the MFS Fund, would enter into a cross-indemnity agreement under which each party would indemnify the other and certain affiliated parties for certain omissions or misstatements relating to the Fund-specific disclosure in the Prospectus/Proxy Statement. MHAM would also provide indemnification for losses arising out of compliance of the PaineWebber Fund with tax and securities laws, the use of share certificates, and the representations, warranties and covenants contained in the Agreement.

      11. MFS and MHAM would enter into an agreement under which MFS would pay MHAM certain amounts if the Reorganization, along with the reorganizations of certain other PaineWebber funds ("PW Funds") into MFS funds, is completed, and upon satisfaction of certain obligations and conditions. First, MFS would pay MHAM an amount equal to 0.50% of the aggregate value of the PW Funds' net assets as of the last business day prior to the closing date of the reorganizations minus any distributions made on that business day (including any final distribution). Second, within 30 days after the closing date of the reorganizations, MFS would pay MHAM an amount equal to the net present value of the expected Class B share distribution fees to be paid to MFS based on shareholder accounts transferred from the PW Funds. Third, MFS may pay MHAM a fee based on the aggregate value of the net assets transferred from the PW Funds, and remaining in the MFS Funds, together with other net assets of the MFS Funds with respect to which PaineWebber Incorporated is listed as the broker-dealer of record, as of the last business day preceding the first year anniversary of the closing date of the reorganizations. This fee can be as much as 0.60% of the value of the PW Funds' net assets on the last business day preceding the closing date of the reorganizations.

      In approving the Reorganization, the MFS Trustees considered that the Reorganization presents an opportunity for the MFS Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities. The MFS Trustees also considered that the expenses that the MFS Fund would incur as a result of the Reorganization were reasonable in relation to the benefits the MFS Fund would realize as a result of the Reorganization. The MFS Trustees believe that the MFS Fund shareholders will over time also benefit from economies of scale as a result of the Reorganization.

      Exchange without recognition of gain or loss for federal income tax purposes. If a PaineWebber Fund shareholder were to redeem his or her shares to invest in another fund, like the MFS Fund, that shareholder generally would recognize gain or loss for federal income tax purposes. Also, if the PaineWebber Fund were liquidated or were reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the Reorganization will permit the PaineWebber Fund's shareholders to exchange their investment for an investment in the MFS Fund without recognizing gain or loss for federal income tax purposes. After the Reorganization, shareholders will be free to redeem any or all of the Reorganization Shares at net asset value at any time, at which point a taxable gain or loss generally would be recognized.

                      INFORMATION ABOUT THE REORGANIZATION
      Agreement and Plan of Reorganization. The Reorganization will be governed by the Agreement. The Agreement provides that the MFS Fund will acquire the assets of the PaineWebber Fund in exchange for the assumption by the MFS Fund of the stated liabilities of the PaineWebber Fund and for the issuance of Class A, Class B and Class C Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the Exchange Date, which will be the next full business day following the time as of which the Funds' shares are valued for determining net asset value for the Reorganization (4:00 p.m. Eastern time on March 9, 2001 or such other date as may be agreed upon by the parties). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, which is attached as Exhibit A to this Prospectus/Proxy Statement.

      The PaineWebber Fund will transfer all of its assets to the MFS Fund, and in exchange, the MFS Fund will assume all of the stated liabilities of the PaineWebber Fund and will deliver to the PaineWebber Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the PaineWebber Fund attributable to its Class A and Class Y shares, less the value of the liabilities of the PaineWebber Fund assumed by the MFS Fund attributable thereto; (ii) a number of full and fractional Class B Reorganization Shares having a net asset value equal to the value of assets of the PaineWebber Fund attributable to its Class B shares, less the value of the liabilities of the PaineWebber Fund assumed by the MFS Fund attributable thereto, and (iii) a number of full and fractional Class C Reorganization Shares having a net asset value equal to the value of assets of the PaineWebber Fund attributable to its Class C shares, less the value of the liabilities of the PaineWebber Fund assumed by the MFS Fund attributable thereto.

      On the Exchange Date, the PaineWebber Fund will distribute pro rata to its shareholders of record as of the close of business on the day before the Exchange Date the full and fractional Reorganization Shares received by the PaineWebber Fund, with Class A Reorganization Shares being distributed to holders of Class A and Class Y shares of the PaineWebber Fund, Class B Reorganization Shares being distributed to holders of Class B shares of the PaineWebber Fund, and Class C Reorganization Shares being distributed to holders of Class C shares of the PaineWebber Fund. As a result of the Reorganization, each holder of Class A, Class B, Class C and Class Y shares of the PaineWebber Fund will receive a number of Class A, Class B and Class C Reorganization Shares equal in aggregate value on the Exchange Date to the value of the Class A and Class Y, Class B, and Class C shares, respectively, of the PaineWebber Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the MFS Fund in the name of such PaineWebber Fund shareholders, each account representing the respective number of full and fractional Class A, Class B and Class C Reorganization Shares due such shareholder. Share certificates for Reorganization Shares will not be issued.

      The PaineWebber Trustees have determined that the Reorganization is in the best interests of the PaineWebber Fund.

      The consummation of the Reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by mutual consent of the Funds or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by that party.

      The fees and expenses for the Reorganization are estimated to be [$80,000]. MHAM has agreed to pay all of the expenses associated with typesetting, printing and mailing this combined Prospectus/Proxy Statement, and for the solicitation and meeting expenses associated with the special meeting of PaineWebber Fund shareholders. If the shareholders of the PaineWebber Fund do not approve the Reorganization, then MHAM shall pay one-half of the costs and expenses incurred by MFS and the MFS Fund in connection with matters contemplated by the Agreement. Otherwise, MHAM shall bear the PaineWebber Fund's fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement, and the MFS Fund shall bear its own fees and expenses.

      Upon the consummation of this Reorganization and reorganizations of certain other PaineWebber funds into MFS funds, and upon the satisfaction of certain other obligations and conditions, MFS has agreed to pay MHAM an amount equal to 0.50% of the value of the net assets of the PaineWebber Fund and the other acquired PaineWebber funds as of the last business day preceding the closing date of the reorganizations (minus certain distributions). MFS also has agreed to pay MHAM an amount equivalent to the net present value of expected distribution fees on Class B shares to be paid out of the assets acquired from the PaineWebber Fund and the other acquired PaineWebber funds. In addition, on the first year anniversary of the closing of the reorganizations, MFS has agreed to pay MHAM an amount up to 0.60% of the value of the net assets of the PaineWebber Fund and the other acquired PaineWebber funds as of the last business day preceding the closing date of the reorganizations (minus certain distributions) depending upon the aggregate value as of the first year anniversary of (i) the net assets transferred from the PaineWebber Fund and the other acquired PaineWebber funds which remain in the MFS funds and (ii) other net assets of MFS funds with respect to which PaineWebber Incorporated is listed as the broker-dealer of record. Because of these payments, which may be substantial, MHAM has an interest in the approval of the Reorganization.

      Description of the Reorganization Shares. Reorganization Shares will be issued to the PaineWebber Fund's shareholders in accordance with the procedures under the Agreement as described above. The Reorganization Shares are Class A, Class B and Class C shares of the MFS Fund.

      Investors purchasing Class A shares of the MFS Fund pay a sales charge at the time of purchase, but Class A and Class Y PaineWebber Fund shareholders receiving Class A Reorganization Shares in the Reorganization will not pay a sales charge on such shares. If a PaineWebber Fund shareholder is permitted to purchase additional Class A or Class Y shares of the PaineWebber Fund at net asset value in accordance with the then-current Prospectus and Statement of Additional Information of the PaineWebber Fund, then the PaineWebber Fund shareholder will be permitted to purchase additional Class A shares of the MFS Fund at net asset value. Class A shares of the MFS Fund are not subject to distribution and service fees (Rule 12b-1 fees).

      Class B shares of the MFS Fund are sold without a sales charge, but are subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on redemption of Class B Reorganization Shares received by holders of Class B shares of the PaineWebber Fund, such shares will be treated as having a holding period that started 24 months before the date such shareholders originally acquired their PaineWebber Fund Class B shares. Class B shares are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the MFS Fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee payable by the MFS Fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the MFS Trustees determine. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. For purposes of determining the conversion date of Class B Reorganization Shares, such shares will be treated as having a holding period that started 24 months before the date such shareholders originally acquired their PaineWebber Fund Class B shares.

      Class C shares of the MFS Fund are sold at net asset value without an initial sales charge, but if you redeem your shares within the first year you may be subject to a CDSC of 1.00%. For purposes of determining the CDSC payable on redemption of Class C Reorganization Shares received by PaineWebber Fund Class C shareholders such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C shares of the PaineWebber Fund. Class C shares of the MFS Fund are subject to distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the MFS Fund.

      Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The Amended and Restated Declaration of Trust (the "Declaration of Trust") of MFS Series Trust III, of which the MFS Fund is a series, permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the MFS Trustees may determine. The MFS Fund's shares are currently divided into three classes -- Class A, Class B, and Class C shares.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the MFS Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the MFS Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MFS Series Trust III, on behalf of the MFS Fund or the MFS Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the MFS Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the MFS Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the PaineWebber Fund are currently subject to a similar risk of shareholder liability.

      Federal Income Tax Consequences. As a condition to each party's obligation to consummate the Reorganization, the PaineWebber Fund and the MFS Fund will receive an opinion from Bingham Dana LLP (which opinion will be based on certain factual representations and subject to certain qualifications) substantially to the effect that, on the basis of the provisions of the Internal Revenue Code in effect as of the date of the opinion (the "Code"), and the regulations, rulings, and interpretations thereof in force as of the same date, for federal income tax purposes:

            (a) The acquisition by the MFS Fund of all of the assets of the PaineWebber Fund, in exchange solely for Reorganization Shares and the assumption by the MFS Fund of the stated liabilities (collectively the "Liabilities") of the PaineWebber Fund as set forth in the Statement of Assets and Liabilities, followed by the distribution by the PaineWebber Fund of the Reorganization Shares to the shareholders of the PaineWebber Fund in exchange for their PaineWebber Fund shares and in complete liquidation of the PaineWebber Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and each Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

            (b) No gain or loss will be recognized by the PaineWebber Fund upon the transfer of all of its assets to the MFS Fund in exchange solely for Reorganization Shares and the assumption by the MFS Fund of the Liabilities, or upon the distribution to the PaineWebber Fund shareholders of such Reorganization Shares pursuant to the Agreement;

            (c) No gain or loss will be recognized by the MFS Fund upon the receipt of the assets of the PaineWebber Fund in exchange solely for Reorganization Shares and the assumption by the MFS Fund of the Liabilities;

            (d) The basis of the assets of the PaineWebber Fund acquired by the MFS Fund will be, in each instance, the same as the basis of those assets in the hands of the PaineWebber Fund immediately prior to the transfer;

            (e) The holding period of the assets of the PaineWebber Fund in the hands of the MFS Fund will include, in each instance, the holding period of those assets in the hands of the PaineWebber Fund;

            (f) The PaineWebber Fund shareholders will not recognize gain or loss upon the exchange of all of their PaineWebber Fund shares solely for Reorganization Shares as part of the Reorganization;

            (g) The basis of the Reorganization Shares to be received by each PaineWebber Fund shareholder will be, in the aggregate, the same as the basis, in the aggregate, of the PaineWebber Fund shares surrendered by such shareholder in exchange therefor; and

            (h) The holding period of the Reorganization Shares to be received by each PaineWebber Fund shareholder will include, in each instance, the holding period of the PaineWebber Fund shares surrendered by such shareholder in exchange therefor, provided the PaineWebber Fund shares were held by such shareholder as capital assets on the Exchange Date.

      Capitalization. The following table shows the capitalization of the Funds as of September 30, 2000, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

UNAUDITED
                                    SHARES
                                 NET ASSETS       OUTSTANDING    NET ASSET VALUE
                               (000'S OMITTED)  (000'S OMITTED)     PER SHARE
--------------------------------------------------------------------------------
MFS FUND
   Class A                       $  981,330         119,621           $8.20
   Class B                       $  342,727          41,735           $8.21
   Class C                       $   20,852           2,539           $8.21

PAINEWEBBER FUND
   Class A                       $   58,358           5,910           $9.87
   Class B                       $   12,463           1,263           $9.87
   Class C                       $   17,391           1,762           $9.87
   Class Y                       $      219              22           $9.88

PRO FORMA COMBINED
FUND*
   Class A**                     $1,039,907         126,764           $8.20
   Class B                       $  355,190          43,253           $8.21
   Class C                       $   38,243           4,657           $8.21
--------------------------------------------------------------------------------

* If the Reorganization had taken place on September 30, 2000, the PaineWebber Fund would have received 7,143,555, 1,518,046 and 2,118,258
   Class A, B and C shares, respectively, of the MFS Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the PaineWebber Fund will receive on the Exchange Date. The foregoing is merely an example of what the PaineWebber Fund would have received and distributed had the Reorganization been consummated on September 30, 2000, and should not be relied upon to reflect the amount that will actually be received on or after the Exchange Date.
** Class A and Class Y shareholders of the PaineWebber Fund will receive Class A
   Reorganization Shares. The pro forma combined Class A information includes the combination of the Class A shares of the MFS Fund and the Class A and Class Y shares of the PaineWebber Fund.

      THE PAINEWEBBER TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT.

                               VOTING INFORMATION
      Required Vote. Proxies are being solicited from the PaineWebber Fund's shareholders by the PaineWebber Trustees for the Special Meeting of Shareholders to be held on March 1, 2001 at [________ a.m./p.m.] (the "Meeting"), at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a "majority of the outstanding voting securities" of the PaineWebber Fund entitled to vote. Under the Investment Company Act of 1940, as amended, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

      Record Date, Quorum and Method of Tabulation. Shareholders of record of the PaineWebber Fund at the close of business on December 22, 2000 (the "record date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of the PaineWebber Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally.

      Votes cast by proxy or in person at the Meeting will be counted by person(s) appointed by the PaineWebber Fund as the vote tabulator(s) for the Meeting. The vote tabulator(s) will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulator(s) will count shares represented by proxies that are marked with an abstention or that reflect "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum but not as shares voted for or against any proposal or adjournment. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

      As of December 22, 2000, the officers and Trustees of the PaineWebber Fund as a group beneficially owned less than 1% of any class of the outstanding shares of the PaineWebber Fund. To the best of the knowledge of the PaineWebber Fund, the following shareholders owned of record or beneficially 5% or more of the following classes of the PaineWebber Fund's outstanding shares:

                                                             PERCENTAGE OWNED
CLASS    SHAREHOLDER NAME AND ADDRESS    PERCENTAGE OWNED    POST-REORGANIZATION
-----    ----------------------------    ----------------    -------------------



      The votes of the shareholders of the MFS Fund are not being solicited because their approval or consent is not necessary for this transaction. As of December 22, 2000, the officers and Trustees of the MFS Fund as a group beneficially owned less than 1% of any class of the outstanding shares of the MFS Fund. To the best of the knowledge of the MFS Fund, the following shareholders owned of record or beneficially 5% or more of the following classes of the MFS Fund's outstanding shares:
                                                             PERCENTAGE OWNED
CLASS    SHAREHOLDER NAME AND ADDRESS    PERCENTAGE OWNED    POST-REORGANIZATION
-----    ----------------------------    ----------------    -------------------



      Solicitation of Proxies. In addition to soliciting proxies by mail, the PaineWebber Trustees and employees of PaineWebber [**and _____________________**] may solicit proxies in person or by telephone. In addition, the PaineWebber Fund has authorized the use of ____________________ to aid in the solicitation of instructions for nominee and registered accounts. MHAM will pay ____________ a fee of approximately $_____, plus reasonable out-of-pocket expenses for mailing and phone costs. The PaineWebber Fund also has arranged to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders who vote by telephone will be asked for their social security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect. If we do not hear from a shareholder, that shareholder may also be called at the phone number the PaineWebber Fund has in its records for the account, and would be given an opportunity to vote by telephone.

      Depending on how you own your shares you may also be able to vote by signing and faxing the completed proxy card toll-free to the fax number included on your proxy card.

      Shareholders have the opportunity to vote via the Internet by utilizing a program provided through [______________________]. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the internet, you will need the [___]-digit "control" number that appears with your proxy materials. To vote via the Internet, please access [____] on the World Wide Web at [**www.proxyvote.com,**]. The internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

      Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals.

      Revocation of Proxies. Proxies, including proxies given by telephone, facsimile or via the internet, may be revoked at any time before they are voted by a written revocation received by the Secretary of the PaineWebber Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

      Shareholder Proposals. The PaineWebber Fund does not hold annual shareholder meetings. If the Reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to the PaineWebber Fund, c/o Dianne E. O'Donnell, Secretary, at 51 West 52nd St., New York, New York 10019-6114, so as to be received within a reasonable time before the PaineWebber Trustees make the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the PaineWebber Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws.

      Adjournment. If sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. Shares represented by proxies marked with an abstention or that reflect broker non-votes will not be voted for or against such adjournment and thus will have the effect of a vote against the adjournment. MHAM pays the costs of any additional solicitation and of any adjourned session.

                                  MISCELLANEOUS
INDEPENDENT AUDITORS
      The audited financial statements of the MFS Fund and the PaineWebber Fund for the fiscal years ended January 31, 2000 and February 29, 2000, respectively, included in the Funds' Statements of Additional Information have been audited by Ernst & Young LLP, independent auditors, whose reports thereon are included in the respective Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended January 31, 2000 and February 29, 2000, respectively. The financial statements audited by Ernst & Young LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting. The unaudited financial statements of the MFS Fund for the six months ended July 31, 2000 and of the PaineWebber Fund for the six months ended August 31, 2000 are included in the Statement of Additional Information to this Prospectus/Proxy Statement.

AVAILABLE INFORMATION
      The PaineWebber Fund and the MFS Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the Commission's website (http://www.sec.gov).

OTHER BUSINESS
      Management of the PaineWebber Fund knows of no business other than the matters specified above which will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as proxies to vote the proxy in accordance with their judgment on such matters.

                 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

JANUARY 1, 2001

PAINEWEBBER MUNICIPAL HIGH INCOME FUND, a series of
PAINEWEBBER MUNICIPAL SERIES
51 West 52nd Street
New York, New York 10019-6114

                                                                      EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 30th day of November, 2000, by and between PaineWebber Municipal Series, a Massachusetts business trust (the "PW Trust"), on behalf of PaineWebber Municipal High Income Fund, a series thereof (the "Acquired Fund"), and MFS Series Trust III, a Massachusetts business trust (the "MFS Trust"), on behalf of MFS Municipal High Income Fund, a series thereof (the "Surviving Fund"). The principal place of business of the Acquired Fund is 51 West 52nd Street, New York, New York, 10019-6114, and of the Surviving Fund is 500 Boylston Street, Boston, Massachusetts 02116.

      This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder. The reorganization will consist of (i) the transfer of all of the assets of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of stated liabilities of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest of the Surviving Fund (the "Surviving Fund Shares"), (ii) the distribution, promptly after the Closing Date hereinafter referred to, of the Surviving Fund Shares to the shareholders of the Acquired Fund as part of the liquidation of the Acquired Fund as provided herein and (iii) the termination of the Acquired Fund as a series of the PW Trust, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization"). The Acquired Fund and the Surviving Fund are each referred to herein individually as a "Fund," and collectively as the "Funds."

      Shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") are divided into four classes of shares, designated Class A, Class B, Class C, and Class Y shares. Surviving Fund Shares are divided into three classes of shares, designated Class A, Class B and Class C shares.

      All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of the MFS Trust and the PW Trust, respectively, acting on behalf of the Surviving Fund and the Acquired Fund, respectively, and all rights and benefits created hereunder in favor of the Surviving Fund and the Acquired Fund shall inure to the MFS Trust and the PW Trust, respectively, and shall be enforceable by the MFS Trust and the PW Trust, respectively, acting on behalf of the Surviving Fund and the Acquired Fund, respectively.

      In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION

      1.1. The Acquired Fund agrees to assign, sell, convey, transfer, and deliver its assets described in Section 1.2 hereof (the "Assets") to the Surviving Fund. The Surviving Fund agrees in exchange therefor:

           (a) to issue and deliver to the Acquired Fund the number of full and fractional (i) Class A Surviving Fund Shares determined by dividing the portion of the net value of the Assets (such net value computed as set forth in Section 2 hereof and referred to as the "Acquired Fund Value") attributable to the Class A Acquired Fund Shares by the net asset value ("NAV") of a Class A Surviving Fund Share (computed as set forth in Section 2), (ii) Class B Surviving Fund Shares determined by dividing the portion of the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the NAV of a Class B Surviving Fund Share (computed as set forth in Section 2), (iii) Class C Surviving Fund Shares determined by dividing the portion of the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the NAV of a Class C Surviving Fund Share (computed as set forth in Section 2), and (iv) Class A Surviving Fund Shares determined by dividing the portion of the Acquired Fund Value attributable to the Class Y Acquired Fund Shares by the NAV of a Class A Surviving Fund Share (computed as set forth in Section 2), and

           (b) to assume the Acquired Fund's liabilities described in Section
               1.3 hereof (the "Liabilities").

Such transactions shall take place on the Closing Date (as defined in Section
1.5 hereof).

      1.2. The Assets shall consist of all cash, cash equivalents, securities, receivables (including interest and dividends receivable), deferred and prepaid expenses and other property owned by the Acquired Fund as of the Valuation Time (as defined in Section 1.5 hereof). The Assets shall be set forth in the Statement of Assets and Liabilities (as defined in Section 7.2 hereof).

      1.3. The Liabilities shall mean all of the Acquired Fund's liabilities, debts and obligations known as of the Valuation Time. The Liabilities shall be set forth in the Statement of Assets and Liabilities.

      1.4. The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion described in Section 8.6 hereof) but will not, without the prior approval of the Surviving Fund, acquire any additional securities other than securities of the type in which the Surviving Fund is permitted to invest.

      1.5. On or as soon after the closing date established in Section 3.1 hereof (the "Closing Date") as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund shareholders"), determined as of the close of business on the last business day preceding the Closing Date (the "Valuation Time"), the Surviving Fund Shares received by the Acquired Fund pursuant to Section 1.1 hereof in actual or constructive exchange for Acquired Fund Shares held by the Acquired Fund shareholders. Acquired Fund shareholders owning (i) Class A Acquired Fund Shares shall receive Class A Surviving Fund Shares therefor, (ii) Class B Acquired Fund Shares shall receive Class B Surviving Fund Shares therefor, (iii) Class C Acquired Fund Shares shall receive Class C Surviving Fund Shares therefor, and
(iv) Class Y Acquired Fund Shares shall receive Class A Surviving Fund Shares therefor. Such distribution will be accomplished by the transfer of the Surviving Fund Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on those books in the names of the Acquired Fund shareholders in amounts representing the respective pro rata number of the Surviving Fund Shares due such shareholders. The Surviving Fund will not issue share certificates representing the Surviving Fund Shares in connection with such exchange.

      1.6. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall not evidence ownership of the Surviving Fund Shares.

      1.7. Any transfer taxes payable upon issuance of the Surviving Fund Shares in a name other than the registered holder of the Surviving Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

      1.8. The Acquired Fund shall be terminated as a series of the PW Trust as soon as practicable following the Closing Date, but in no event later than 6 months following the Closing Date.

2.    VALUATION

      2.1 The NAV of each class of the Surviving Fund Shares and the Acquired Fund Value shall in each case be determined as of the Valuation Time. The NAV of the Surviving Fund Shares shall be computed by State Street Bank and Trust Company, each Fund's custodian (the "Custodian"), in the manner set forth in the MFS Trust's Amended and Restated Declaration of Trust (the "MFS Trust's Declaration of Trust") or By-Laws and the Surviving Fund's then current prospectus and statement of additional information and shall be computed to not fewer than two decimal places. The Acquired Fund Value shall be computed by the Custodian (in consultation with Mitchell Hutchins Asset Management Inc. ("MH"), the Acquired Fund's investment adviser, and subject to final approval by MH as delegate of the PW Trust Board of Trustees) in a manner identical to that being used by the Surviving Fund as described in the preceding sentence.

3.    CLOSING AND CLOSING DATE

      3.1 The Closing Date shall be as soon as practicable after the Reorganization is approved by shareholders of the Acquired Fund, but in no event later than April 30, 2001 (or such other date as the parties may agree in writing). The closing shall be held at 8:00 a.m., Eastern time, at the offices of the Surviving Fund, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

      3.2 Portfolio securities shall be delivered by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of "State Street Bank and Trust Company, Custodian for the MFS Municipal High Income Fund" or in the name of any successor organization.

      3.3 If at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the assets of the Surviving Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before April 30, 2001, this Agreement may be terminated by the MFS Trust or the PW Trust upon the giving of written notice to the other party.

      3.4 The Acquired Fund shall deliver on the Closing Date the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the Valuation Time (the "Shareholder List"). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Surviving Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Surviving Fund Shares have been credited to Acquired Fund shareholder accounts on the books of the Surviving Fund. On the Closing Date each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.    REPRESENTATIONS AND WARRANTIES

      4.1 The PW Trust represents and warrants, on its behalf and on behalf of the Acquired Fund, to the MFS Trust as follows:

          (a) The PW Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out this Agreement. Neither the PW Trust nor the Acquired Fund is required to qualify to do business in any other jurisdiction where it is not duly qualified. This Agreement has been duly authorized by the PW Trust, subject to the approval of the shareholders of the Acquired Fund. The PW Trust has all necessary federal, state and local authorizations to own all of the properties and assets of the PW Trust and to carry on its business as now being conducted;

          (b) The PW Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

          (c) The PW Trust is not, and the execution, delivery and performance of this Agreement by the PW Trust will not result, in violation of any provision of the Declaration of Trust or By-Laws of the PW Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the PW Trust or the Acquired Fund is a party or by which the PW Trust or the Acquired Fund is bound;

          (d) All material contracts of the PW Trust (other than this Agreement and investment contracts) will be terminated without liability to the Acquired Fund at or prior to the Closing Date;

          (e) Except as previously disclosed in writing to and accepted by the MFS Trust, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or (to the PW Trust's knowledge) threatened as to the Acquired Fund or any of its properties or assets. The PW Trust knows of no facts that might form the basis for the institution of such proceedings, and the PW Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of February 29, 2000 and the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended February 29, 2000 and February 28, 1999 (copies of which have been furnished to the MFS Trust) have been audited by Ernst & Young, LLP, independent auditors, and present fairly in all material respects the financial position of the Acquired Fund as of February 29, 2000 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

          (g) Since February 29, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the MFS Trust. For the purposes of this subparagraph (g), a decline in NAV per share of beneficial interest of the Acquired Fund resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

          (i) The Acquired Fund has elected to be a regulated investment company for federal tax purposes, has qualified for treatment as such for each taxable year of its operation and intends as of the date of execution of this Agreement to qualify, and will as of the Closing Date qualify, for treatment as such for its taxable year ending on the Closing Date;

          (j) The authorized capital of the PW Trust consists of an unlimited number of shares of beneficial interest, $0.001 par value per share, divided into two series and, with respect to the Acquired Fund, into four classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the PW Trust. All of the issued and outstanding Acquired Fund Shares will, on the Closing Date, be held by the persons and in the amounts set forth in the Shareholder List. The PW Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

          (k) Except as previously disclosed to the MFS Trust, on the Closing Date the PW Trust will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the PW Trust (with the exception of the approval of this Agreement by Acquired Fund shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Agreement constitutes a valid and binding obligation of the PW Trust enforceable in accordance with its terms, subject to the approval by the Acquired Fund shareholders, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights and by general principles of equity;

          (m) The information to be furnished by the PW Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

          (n) The written information furnished by the PW Trust or by its agents or representatives for inclusion in the proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Section 5.7 hereof, on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders (the "Meeting") and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the PW Trust and the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act (collectively, the "Acts"), and such as may be required under state securities laws;

          (p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the MFS Trust; and

          (q) The current prospectus and statement of additional information of the Acquired Fund, each dated June 30, 2000 as supplemented and updated from time to time (collectively, the "Acquired Fund Prospectus"), will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      4.2 The MFS Trust represents and warrants, on its behalf and on behalf of the Surviving Fund, to the PW Trust as follows:

          (a) The MFS Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out this Agreement. Neither the MFS Trust nor the Surviving Fund is required to qualify to do business in any other jurisdiction where it is not duly qualified. This Agreement has been duly authorized by the MFS Trust. The MFS Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Surviving Fund is a duly established and designated segregated portfolio of assets ("series") of the MFS Trust;

          (c) The MFS Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (d) The current prospectus and statement of additional information of the Surviving Fund, each dated June 1, 2000, as supplemented and updated from time to time (collectively, the "Surviving Fund Prospectus"), and the Registration Statement referred to in
              Section 5.7 hereof (other than written information furnished by the PW Trust for inclusion therein as covered by the PW Trust's warranties in Sections 4.1(m) and 4.1(n) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) On the Closing Date, the MFS Trust will have good and marketable title to the Assets;

          (f) The MFS Trust is not, and the execution, delivery and performance of this Agreement by the MFS Trust will not result, in violation of any provision of the MFS Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the MFS Trust is a party or by which the MFS Trust or the Surviving Fund is bound;

          (g) Except as previously disclosed in writing to and accepted by the PW Trust, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or (to the MFS Trust's knowledge) threatened as to the Surviving Fund or any of its properties or assets. The MFS Trust knows of no facts that might form the basis for the institution of such proceedings, and the MFS Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transaction herein contemplated;

          (h) The statements of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of January 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended January 31, 2000 and January 31, 1999 (copies of which have been furnished to the PW Trust) have been audited by Ernst & Young LLP, independent auditors, and present fairly in all material respects the financial position of the Surviving Fund as of January 31, 2000 and the results of its operations and changes in net assets for the respective stated periods in accordance with generally accepted accounting principles consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

          (i) Since January 31, 2000, there has not been any material adverse change in the Surviving Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the PW Trust. For the purposes of this subparagraph (h), a decline in net asset value per share of beneficial interest of the Surviving Fund resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

          (j) The Surviving Fund has elected to be a regulated investment company for federal tax purposes, has qualified for treatment as such for each taxable year of its operation, and, to the best of the Surviving Fund's knowledge, will qualify for treatment as such for its taxable year in which the Reorganization occurs;

          (k) At the date hereof and on the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Surviving Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Surviving Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

          (l) The authorized capital of the MFS Trust consists of an unlimited number of shares of beneficial interest, no par value, divided into three series and, with respect to the Surviving Fund, into three classes, at the date hereof. All issued and outstanding Surviving Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the MFS Trust. The MFS Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any Surviving Fund Shares;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the MFS Trust, and this Agreement constitutes a valid and binding obligation of the MFS Trust enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights and by general principles of equity;

          (n) The Surviving Fund Shares to be issued and delivered to the PW Trust pursuant to the terms of this Agreement will have been duly authorized on the Closing Date, and when so issued and delivered will be duly and validly issued shares and will be fully paid and nonassessable by the MFS Trust;

          (o) The information to be furnished by the MFS Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

          (p) The written information furnished by the MFS Trust or by its agents or representatives for inclusion in the Proxy Statement to be included in the Registration Statement referred to in Section
              5.7 hereof, on the effective date of the Registration Statement, on the date of the meeting and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under with such statements were made, not misleading;

          (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MFS Trust and the Surviving Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Acts, and such as may be required under state securities laws; and

          (r) All of the Surviving Fund Shares will be offered and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the PW Trust.

5.    COVENANTS

      5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

      5.2 The PW Trust will call a meeting of shareholders of the Acquired Fund (as earlier defined, the "Meeting") to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 The PW Trust covenants that the Surviving Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.4 The PW Trust will provide such information as the MFS Trust reasonably requests concerning the ownership of the Acquired Fund Shares, including the Shareholder List.

      5.5 Subject to the provisions of this Agreement, the PW Trust and the MFS Trust each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the PW Trust or its designee shall furnish to the MFS Trust, in such form as is reasonably satisfactory to the MFS Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

      5.7 The MFS Trust will prepare and file with the Commission a Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Surviving Fund Shares as contemplated herein.

      5.8 The MFS Trust will prepare the Proxy Statement, to be included in the Registration Statement, in compliance with the Acts in connection with the Meeting. The PW Trust agrees to provide the MFS Trust with information applicable to the PW Trust and the Acquired Fund required under the Acts for inclusion in the Proxy Statement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PW TRUST

      The obligations of the PW Trust to consummate the transactions provided for herein shall be, at its election, subject to the performance by the MFS Trust of all the obligations to be performed by it or the Surviving Fund hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations and warranties of the MFS Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      6.2 The MFS Trust shall have delivered to the PW Trust on the Closing Date a certificate executed in its name by its President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the PW Trust and dated as of the Closing Date, to the effect that the representations and warranties of the MFS Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the PW Trust shall reasonably request; and

      6.3 The PW Trust shall have received on the Closing Date a favorable opinion from James R. Bordewick, Jr., Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company ("MFS"), the MFS Trust's investment adviser, dated as of the Closing Date, in a form reasonably satisfactory to the PW Trust, to the effect that:

          (a) the MFS Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted;

          (b) this Agreement has been duly authorized, executed and delivered by the MFS Trust and, assuming the due authorization, execution and delivery of this Agreement by the PW Trust and the due authorization by shareholders of the Acquired Fund, is a valid and binding obligation of the MFS Trust enforceable against the MFS Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (c) the Surviving Fund Shares to be issued to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable by the MFS Trust, and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-laws of the MFS Trust;

          (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the MFS Trust's Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the MFS Trust is a party or by which it or the Surviving Fund is bound;

          (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MFS Trust of the transactions contemplated herein, except such as have been obtained under the Acts, and such as may be required under state securities laws;

          (f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the MFS Trust and the Surviving Fund, are accurate in all material respects;

          (g) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing of the Proxy Statement or the Closing Date, only insofar as they relate to the MFS Trust or the Surviving Fund, required to be described in the Proxy Statement which are not described as required;

          (h) to the knowledge of such counsel, the MFS Trust is a duly registered investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

          (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to the MFS Trust or any of its properties or assets, and the MFS Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

      Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, he generally reviewed and discussed certain of such statements with certain officers of the MFS Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led him to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to the MFS Trust or the Surviving Fund, the Registration Statement contained any statement that, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or that omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading.

      In rendering such opinion, counsel may rely, as to matters governed by the laws of the State of New York, on an opinion of competent New York counsel. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the PW Trust or the Acquired Fund, contained in the Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the PW Trust, its Board of Trustees and its officers. Such opinion shall also include such other matters incidental to the transactions contemplated hereby as the PW Trust may reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MFS TRUST

      The obligations of the MFS Trust to complete the transactions provided for herein shall be, at its election, subject to the performance by the PW Trust of all the obligations to be performed by it or the Acquired Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations and warranties of the PW Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      7.2 The PW Trust shall have delivered to the MFS Trust a statement of assets and liabilities, which shall be prepared in accordance with generally accepted accounting principles, together with a list of the Acquired Fund's portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Valuation Time, certified by the Treasurer or Assistant Treasurer of the PW Trust (the "Statement of Assets and Liabilities");

      7.3 The PW Trust shall have delivered to the MFS Trust on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the MFS Trust and dated as of the Closing Date, to the effect that the representations and warranties of the PW Trust in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the MFS Trust shall reasonably request;

      7.4 The MFS Trust shall have received on the Closing Date a favorable opinion from Dianne E. O'Donnell, Deputy General Counsel and Senior Vice President, or Amy Doberman, General Counsel and Senior Vice President, of MH, dated as of the Closing Date, in a form reasonably satisfactory to the MFS Trust to the effect that:

          (a) the PW Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted;

          (b) this Agreement has been duly authorized, executed and delivered by the PW Trust and, assuming the due authorization, execution and delivery of this Agreement by the MFS Trust, is a valid and binding obligation of the PW Trust enforceable against the PW Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the PW Trust's Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which the PW Trust is a party or by which it or the Acquired Fund is bound;

          (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the PW Trust of the transactions contemplated herein, except such as have been obtained under the Acts, and such as may be required under state securities laws;

          (e) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to the PW Trust and the Acquired Fund, are accurate in all material respects;

          (f) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing the Proxy Statement or the Closing Date, only insofar as they relate to the PW Trust or the Acquired Fund, required to be described in the Proxy Statement which are not described as required;

          (g) to the knowledge of such counsel, the PW Trust is a duly registered investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

          (h) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to the PW Trust or any of its properties or assets, and the PW Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

      Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the PW Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to the PW Trust or the Acquired Fund, the Registration Statement contained any statement that, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or that omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading.

      In rendering such opinion, counsel may rely, as to matters governed by the laws of The Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to the MFS Trust or the Surviving Fund, contained in the Registration Statement. Such opinion may also state that such opinion is solely for the benefit of the MFS Trust, its Board of Trustees and its officers. Such opinion shall also include such other matters incident to the transactions contemplated hereby as the MFS Trust may reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MFS TRUST AND THE PW TRUST

      The obligations of the PW Trust hereunder are, at the option of the MFS Trust, and the obligations of the MFS Trust hereunder are, at the option of the PW Trust, each subject to the further conditions that on or before the Closing
Date:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the PW Trust's Declaration of Trust and By-Laws, and certificates evidencing such approval shall have been delivered to the MFS Trust;

      8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the MFS Trust or the PW Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either the MFS Trust or the PW Trust may waive any such conditions for itself or for the Surviving Fund or the Acquired Fund, respectively;

      8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

      8.5 The Acquired Fund shall have distributed to its shareholders all of its investment company taxable income referred to in Section 852(a)(1)(A) of the Code, plus all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, for its taxable year ending on the Closing Date and all of its net capital gain (as defined in Section 1222(11) of the Code), after reduction by any capital loss carryforward, for such taxable year.

      8.6 The parties shall have received an opinion of Bingham Dana LLP, reasonably satisfactory to the PW Trust and the MFS Trust, substantially to the effect that for federal income tax purposes:

          (a) The acquisition by the Surviving Fund of all of the Assets, in exchange solely for Surviving Fund Shares and the assumption by the Surviving Fund of the Liabilities, followed by the distribution by the Acquired Fund of the Surviving Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund pursuant to this Agreement, will constitute a reorganization within the meaning of
              Section 368(a) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its Assets to the Surviving Fund in exchange solely for Surviving Fund Shares and the assumption by the Surviving Fund of the Liabilities or upon the distribution to the Acquired Fund shareholders of such Surviving Fund Shares pursuant to this Agreement;

          (c) No gain or loss will be recognized by the Surviving Fund upon the receipt of the Assets in exchange solely for Surviving Fund Shares and the assumption by the Surviving Fund of the Liabilities;

          (d) The basis of the Assets acquired by the Surviving Fund will be, in each instance, the same as the basis of those Assets in the hands of the Acquired Fund immediately prior to the transfer;

          (e) The holding period of the Assets in the hands of the Surviving Fund will include, in each instance, the holding period of those Assets in the hands of the Acquired Fund;

          (f) The Acquired Fund shareholders will not recognize gain or loss upon the exchange of all of their Acquired Fund Shares solely for Surviving Fund Shares as part of the Reorganization;

          (g) The basis of the Surviving Fund Shares to be received by each Acquired Fund shareholder will be, in the aggregate, the same as the basis, in the aggregate, of the Acquired Fund Shares surrendered by such shareholder in exchange therefor; and

          (h) The holding period of the Surviving Fund Shares to be received by each Acquired Fund shareholder will include, in each instance, the holding period of the Acquired Fund Shares surrendered by such shareholder in exchange therefor, provided the Acquired Fund shares were held by such shareholder as capital assets on the date of the exchange.

      The MFS Trust and the PW Trust each agrees to make and provide representations with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably requested by Bingham Dana LLP in connection with the opinion to be delivered pursuant to this Section 8.6. Notwithstanding anything herein to the contrary, the MFS Trust and the PW Trust may not waive in any material respect the conditions set forth in this Section 8.6.

9. FURTHER REPRESENTATIONS, WARRANTIES AND AGREEMENTS

      9.1 The MFS Trust and the PW Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

      9.2 The MFS Trust and the PW Trust agree that the Surviving Fund Shares received by the Acquired Fund shareholders in the Reorganization shall be subject to all of the terms (including sales commissions, distribution/service fees, sales charges, operating expenses and shareholding servicing requirements) applicable to the Surviving Fund Shares received as if the Acquiring Fund shareholder had originally purchased such Surviving Fund Shares, except as follows:

      (i) If an Acquired Fund shareholder is permitted to purchase additional Class A Acquired Fund Shares at NAV, in accordance with the Acquired Fund Prospectus, then such shareholder will be permitted to purchase additional Class A Surviving Fund Shares at NAV;

      (ii) Acquired Fund shareholders owning Class Y Acquired Fund Shares will be permitted to purchase additional Class A Surviving Fund Shares at NAV; and

      (iii) If, as of the Closing Date or thereafter an Acquired Fund shareholder's Class B Acquired Fund Shares are subject to a contingent deferred sales charge (a "CDSC"), then an additional twenty-four months will be added to the so-called "aging period" of the Class B Surviving Fund Shares received in exchange therefor, for the purposes of determining the date on which such Class B shares would be converted into Class A Surviving Fund Shares and the calculation of any applicable CDSC.

      9.3 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the Reorganization is consummated, except to the extent that, pursuant to an agreement dated October 30, 2000, between MH and MFS, MH has agreed to pay the following expenses associated with the Reorganization:

      (i) typesetting the Registration Statement and the proxy card (but not the expenses of converting these documents into so-called EDGAR format, which shall be an expense of the MFS Fund);

      (ii) printing the Proxy Statement and combined statement of additional information contained in the Registration Statement and the proxy card;

      (iii) mailing the Proxy Statement and combined statement of additional information (if required to be mailed) contained in the Registration Statement, the proxy card and the Surviving Fund prospectus (and the Surviving Fund annual or semi-annual report and statement of additional information, if required to be mailed) to shareholders of the Acquired Fund in connection with the Meeting and for the solicitation and meeting expenses associated therewith; and

      (iv) one half of the costs and expenses incurred by MFS and the Surviving Fund in connection with the matters contemplated by this Agreement if the shareholders of the Acquired Fund do not approve the Reorganization.

      9.4 The PW Trust agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish by such dates as required by law all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period that commenced March 1, 2000 and ending on the Closing Date.

      9.5 The PW Trust agrees that it or its designee shall, on behalf of the Acquired Fund, deliver to the MFS Trust on the Closing Date or as soon thereafter as possible: (i) copies of Acquired Fund shareholder statements and Forms 1099 for the year ended December 31, 2000 and the period that commenced January 1, 2001 through the Closing Date (all on microfilm or microfiche, if available); (ii) detailed records indicating the status of all outstanding certificates representing ownership of the Acquired Fund Shares; and (iii) for each Acquired Fund shareholder, a record indicating the dollar amount of such shareholder's Acquired Fund shareholdings as of the Closing Date representing the respective portions of such holdings subject and not subject to a CDSC as of such date, together with such other information with respect thereto as the MFS Trust may reasonably request.

10.   ENTIRE AGREEMENT

      The MFS Trust and the PW Trust agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in
Section 4 hereof or required in connection with Section 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11.   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the MFS Trust and the PW Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date because of:

           (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

           (b) a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met.

      11.2 In the event of any such termination, there shall be no liability for damages on the part of either the MFS Trust or the PW Trust, or their respective trustees or officers, to the other party or its trustees or officers.

12.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the PW Trust and the MFS Trust; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; and provided further that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or the Valuation Time.

13.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telecopy or certified mail addressed to the MFS Trust or the PW Trust (as applicable):

               For the MFS Trust:
               MFS Series Trust III, on behalf of MFS Municipal High Income Fund 500 Boylston Street
               Boston, Massachusetts 02116
               Attention: Stephen E. Cavan
               General Counsel and Senior Vice President of MFS

               For the PW Trust:
               PaineWebber Municipal Series, on behalf of PaineWebber Municipal High Income Fund
               51 West 52nd Street
               New York, New York 10019-6114
               Attention:  Dianne E. O'Donnell
               Deputy General Counsel  and Senior Vice President of MH

14.   MISCELLANEOUS

      14.1 The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5 A copy of the MFS Trust's Declaration of Trust and the PW Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Each party hereto acknowledges that the obligations of or arising out of this instrument are not binding upon any of the MFS Trust's or the PW Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the MFS Trust and the PW Trust, respectively, in accordance with its proportionate interest hereunder. Each party hereto further acknowledges that the assets and liabilities of each series of the MFS Trust and the PW Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund and the Acquiring Fund, respectively.

      14.6 Notwithstanding Section 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or its Assistant Secretary, may waive any condition or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President or a Trustee and attested by its Secretary or Assistant Secretary.

Attest: PAINEWEBBER MUNICIPAL SERIES, on its behalf and on behalf of PAINEWEBBER MUNICIPAL HIGH INCOME FUND, one of its series

DIANNE E. O'DONNELL                       BY: BRIAN STORMS
--------------------------------------        ----------------------------------
Dianne E. O'Donnell                           Brian Storms
Vice President and Secretary                  President

Attest: MFS SERIES TRUST III on its behalf and on behalf of MFS MUNICIPAL HIGH INCOME FUND, one of its series

JAMES R. BORDEWICK, JR.                   BY: STEPHEN E. CAVAN
--------------------------------------        ----------------------------------
James R. Bordewick, Jr.                       Stephen E. Cavan
Assistant Secretary                           Secretary

PROXY          PAINEWEBBER MUNICIPAL HIGH INCOME FUND PROXY

                  (A SERIES OF PAINEWEBBER MUNICIPAL SERIES)

               SPECIAL MEETING OF SHAREHOLDERS - MARCH 1, 2001


THIS PROXY IS BEING SOLICITED FOR THE BOARD OF TRUSTEES OF PAINEWEBBER MUNICIPAL SERIES ("TRUST") ON BEHALF OF PAINEWEBBER MUNICIPAL HIGH INCOME FUND, A SERIES OF THE TRUST. The undersigned hereby appoints as proxies SCOTT GRIFF and ROBYN GREEN and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in PaineWebber Municipal High Income Fund at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO PAINEWEBBER Municipal High Income FUND.

                             YOUR VOTE IS IMPORTANT

                   VOTE VIA MAIL USING ENCLOSED ENVELOPE
                   VOTE VIA THE INTERNET:  http://
                   VOTE VIA TELEPHONE:
                   VOTE VIA FACSIMILE:
                   CONTROL NUMBER:  [999 9999 9999 999]

                                 If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example:
                                 "ABC Corp., John Doe, Treasurer."

                                 ----------------------------------------------
                                 Signature

                                 ----------------------------------------------
                                 Signature (if held jointly)

                                 --------------------------------------, 200---
                                 Date
                                                                     10740/PWU


           PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE: []


                                                         FOR   AGAINST   ABSTAIN
1. Approval of the Agreement and Plan of                 [ ]     [ ]       [ ]
   Reorganization providing for (i) the transfer of all of the assets of PaineWebber Municipal
   High Income Fund ("PaineWebber Fund"), a series of PaineWebber Municipal Series, to MFS
   Municipal High Income Fund ("MFS Fund"), a series of MFS Series Trust III, in exchange for shares of the designated classes of the MFS Fund of equal value and the assumption by the MFS Fund of the PaineWebber Fund's stated liabilities, (ii) the distribution of the MFS Fund shares to the shareholders of the PaineWebber Fund and (iii) the termination of the PaineWebber Fund.


             PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.

                  YOUR PROXY VOTE IS IMPORTANT
[Insert Graphic]
                  AND NOW YOU CAN VOTE YOUR
                  PROXY ON THE PHONE OR ON
                  THE INTERNET
                  It saves Money!  Telephone and Internet voting saves
                  postage costs.
                  Savings which can help to minimize fund expenses.
                  It saves Time! Telephone and Internet voting is instantaneous-24 hours a day.
                  It's Easy!  Just follow these simple steps:
                  1. Read your proxy statement and have it at hand.
                  2. Call toll-free _________ for automated instructions, or go to website http://vote_proxy-direct.com
                  3. Enter your ___ digit Control Number from your Proxy Card.
                  4. Follow the recorded or on-screen directions.
                  5. Do NOT mail your Proxy Card when you vote by phone or
                     internet.
                  6. If you have any questions regarding the meeting agenda or the execution of your proxy, please call Toll Free
                     _________.

                                    FORM N-14

                                     PART B

                              MFS SERIES TRUST III

                                  ON BEHALF OF

                         MFS MUNICIPAL HIGH INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 1, 2001

      This Statement of Additional Information contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") of MFS Municipal High Income Fund (the "MFS Fund") dated January 1, 2001 relating to the transfer of all the assets of PaineWebber Municipal High Income Fund (the "PaineWebber Fund") to the MFS Fund. The MFS Fund's Statement of Additional Information dated June 1, 2000, and the PaineWebber Fund's Statement of Additional Information dated June 30, 2000, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement.

      This Statement should be read in conjunction with the Prospectus/Proxy Statement. Investors may obtain a free copy of the Prospectus/Proxy Statement and/or the Statement of Additional Information relating to the MFS Fund by writing MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, MA 02111 or by calling 1-800-225-2606. Investors may obtain a free copy of the Statement of Additional Information relating to the PaineWebber Fund by calling 1-800-647-1568.

               INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

      Ernst & Young LLP are the independent auditors for each Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the Funds. The following documents are incorporated by reference into this Statement of Additional Information: (i) the Report of Independent Accountants and financial statements included in the MFS Fund's Annual Report for the fiscal year ended January 31, 2000, filed electronically on March 22, 2000 (File No. 811-02794); (ii) the Report of Independent Accountants and financial statements included in the PaineWebber Fund's Annual Report for the fiscal year ended February 29, 2000, filed electronically on May 10, 2000 (File No. 811-05014); (iii) the unaudited financial statements included in the MFS Fund's Semiannual Report for the six-month period ended July 31, 2000, filed electronically on September 21, 2000 (File No. 811-02794); and (iv) the unaudited financial statements included in the PaineWebber Fund's Semiannual Report for the six-month period ended August 31, 2000, filed electronically on November 6, 2000 (File No. 811-05014). The audited financial statements for the MFS Fund and the PaineWebber Fund incorporated by reference into the Prospectus/Proxy Statement and this Statement of Additional Information have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting.

      Pro forma financial statements are not included in this Statement of Additional Information because the net asset value of the PaineWebber Fund does not exceed 10% of the MFS Fund's net asset value as of November 10, 2000.

                         MFS MUNICIPAL HIGH INCOME FUND
                                    FORM N-14
                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

      Reference is hereby made to (a) Article V of Registrant's Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 20, filed with the SEC on May 31, 1995 and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 13, 1995.

      The Trustees and Officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 16. EXHIBITS

      1(a)  Amended and Restated Declaration of Trust, dated February 17,
            1995. (1)

      1(b) Amendment to Declaration of Trust to add Class P Shares, dated June 20, 1996. (6)

      1(c) Amendment to Declaration of Trust dated December 19, 1996 to redesignate Class P Shares as Class I Shares. (9)

      1(d) Amendment to Declaration of Trust, dated May 14, 1998, to establish MFS High Yield Opportunities Fund as a new series. (12)

      1(e) Amendment to Declaration of Trust, dated September 16, 1998, to add Class C Shares. (8)

      2     Amended and Restated By-Laws, dated December 21, 1994. (1)

      3     Not applicable.

      4 Agreement and Plan of Reorganization, filed herewith as Exhibit A to the MFS Municipal High Income Fund Prospectus set forth as Part A to the Registration Statement on Form N-14.

      5     Form of Share Certificate for Classes of Shares. (5)

      6(a) Investment Advisory Agreement for MFS High Income Fund, dated May 20, 1987. (1)

      6(b) Investment Advisory Agreement for MFS Municipal High Income Fund dated September 1, 1993. (3)

      6(c) Amendment to Investment Advisory Agreement for MFS Municipal High Income Fund, dated August 1, 1995. (4)

      6(d) Investment Advisory Agreement dated June 29, 1998 for MFS High Yield Opportunities Fund. (8)

      7(a)  Distribution Agreement, dated January 1, 1995. (1)

      7(b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD"), and a dealer and the Mutual Fund Agreement between MFS and a bank, effective November 29, 1999. (13)

      8 Retirement Plan for Non-Interested Person Trustees, as amended and restated February 17, 1999. (11)

      9(a)  Custodian Agreement, dated May 24, 1988. (3)

      9(b)  Amendment to Custodian Agreement, dated May 24, 1988. (3)

      9(c)  Amendment to Custodian Agreement, dated October 1, 1989. (3)

      9(d)  Amendment to Custodian Agreement, dated September 17, 1991. (3)

      10(a) Master Distribution Plan pursuant to Rule 12b-1 under the
            Investment Company Act of 1940, effective January 1, 1997, as amended and restated on November 17, 1999. (13)

      10(b) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of
            1940, as amended and restated July 30, 1998 (Exhibit A dated April 12, 2000). (7)

      11 Opinion of James R. Bordewick, Jr., to MFS Series Trust III, as to the legality of securities being issued, including consent, filed herewith.

      12 Form of Opinion of Bingham Dana LLP as to Tax Matters, including consent, filed herewith.

      13(a) Shareholder Servicing Agent Agreement, dated August 1, 1985. (3)

      13(b) Amendment to the Shareholder Servicing Agreement dated April 1,
            1999 to amend fee schedule. (14)

      13(c) Exchange Privilege Agreement, dated July 30, 1997. (10)

      13(d) Dividend Disbursing Agency Agreement, dated February 1, 1986. (2)

      13(e) Master Administrative Services Agreement, dated March 1, 1997 as amended and restated April 1, 1999. (8)

      14(a) Consent of Ernst & Young LLP, independent auditors to MFS Municipal
            High Income Fund, filed herewith.

      14(b) Consent of Ernst & Young LLP, independent auditors to PaineWebber
            Municipal High Income Fund, filed herewith.

      15    Not Applicable.

      16(a) Power of Attorney, dated September 21, 1994.  (1)

      16(b) Power of Attorney, dated July 1, 2000, filed herewith.

      17(a) MFS Municipal High Income Fund Prospectus dated June 1, 2000 and
            Statement of Additional Information dated June 1, 2000. (14)

      17(b) MFS Municipal High Income Fund's Annual Report to Shareholders for the fiscal year ended January 31, 2000. (15)

      17(c) MFS Municipal High Income Fund's Semiannual Report to Shareholders for the six month period ended July 31, 2000. (16)

      17(d) PaineWebber Municipal High Income Fund Prospectus and Statement of
            Additional Information dated June 30, 2000. (17)

      17(e) PaineWebber Municipal High Income Fund's Annual Report to
            Shareholders for the fiscal year ended February 29, 2000. (18)

      17(f) PaineWebber Municipal High Income Fund's Semi-Annual Report to
            Shareholders for the six month period ended August 31, 2000. (19)

----------
 (1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on May 31, 1995.

 (2) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

 (3) Incorporated by reference to the Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 13, 1995.

 (4) Incorporated by reference to the Registrant's Post-Effective Amendment No. 22 filed with the SEC via EDGAR on May 29, 1996.

 (5) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.

 (6) Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed with the SEC via EDGAR on August 27, 1996.

 (7)  Incorporated by reference to MFS Government Limited Maturity Fund
      (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on April 28, 2000.

(8) Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 30, 1999.

(9) Incorporated by reference to the Registrant's Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.

(10) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC via EDGAR on October 29, 1997.

(11) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on February 26, 1999.

(12) Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the SEC via EDGAR on May 15, 1998.

(13) Incorporated by reference to MFS Series Trust V (File Nos. 2-38613 and 811-2031) Post Effective Amendment No. 48 filed with the SEC via EDGAR on November 29, 1999.

(14) Incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed with the SEC via EDGAR on May 30, 2000.

(15) Incorporated by reference to Registrant's Form N-30D (File No. 811-02794) filed with the SEC via EDGAR on March 22, 2000.

(16) Incorporated by reference to Registrant's Form N-30D (File No. 811-02794) filed with the SEC via EDGAR on September 30, 2000.

(17) Incorporated by reference to the PaineWebber Municipal Series' Post-Effective Amendment No. 26 (File No. 811-05014) filed with the SEC via EDGAR on June 27, 2000.

(18) Incorporated by reference to the PaineWebber Municipal High Income Fund's Form N-30D (File No. 811-05014) filed with the SEC via EDGAR on May 10, 2000.

(19) Incorporated by reference to the PaineWebber Municipal High Income Fund's Form N-30D (File No. 811-05014) filed with the SEC via EDGAR on November 6, 2000.


ITEM 17.  UNDERTAKINGS

      (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (c) The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the Reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

                                     NOTICE

      A copy of the Amended and Restated Declaration of Trust, as amended, of MFS Series Trust III, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 29th day of November, 2000.

                                 MFS(R) SERIES TRUST III
                                 ON BEHALF OF ONE OF ITS SERIES,
                                 MFS MUNICIPAL HIGH INCOME FUND


                                 By:    JAMES R. BORDEWICK, JR.
                                        ---------------------------------------
                                 Name:  James R. Bordewick, Jr.
                                 Title: Assistant Clerk and Assistant Secretary


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on November 29, 2000.

         SIGNATURE                                       TITLE


JEFFREY L. SHAMES*                      Chairman, President (Principal Executive
------------------------------            Officer) and Trustee
Jeffrey L. Shames

JAMES O. YOST*                          Treasurer (Principal Financial Officer
------------------------------            and Principal Accounting Officer)
James O. Yost

MARSHALL N. COHAN*                      Trustee
------------------------------
Marshall N. Cohan

LAWRENCE H. COHN, M.D.*                 Trustee
------------------------------
Lawrence H. Cohn, M.D.

SIR J. DAVID GIBBONS*                   Trustee
------------------------------
Sir J. David Gibbons

ABBY M. O'NEILL*                        Trustee
------------------------------
Abby M. O'Neill

WALTER E. ROBB, III*                    Trustee
------------------------------
Walter E. Robb, III

ARNOLD D. SCOTT*                        Trustee
------------------------------
Arnold D. Scott


J. DALE SHERRATT*                       Trustee
------------------------------
J. Dale Sherratt


WARD SMITH*                             Trustee
------------------------------
Ward Smith


                                        *By:   JAMES R. BORDEWICK, JR.
                                               -------------------------------
                                        Name:  James R. Bordewick, Jr.
                                                as Attorney-in-fact

                                        Executed by James R. Bordewick, Jr.
                                        on behalf of those indicated
                                        pursuant to a Power of Attorney
                                        dated July 1, 2000, filed herewith.

                                POWER OF ATTORNEY
                              MFS Series Trust III

      The undersigned, Trustees and officers of MFS Series Trust III (the "Registrant"), hereby severally constitute and appoint Jeffrey L. Shames, Arnold
D. Scott, Stephen E. Cavan, James O. Yost and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 1st day of July, 2000.

JEFFREY L. SHAMES                   Chairman of the Board; Trustee;
---------------------------         and Principal Executive Officer
Jeffrey L. Shames

JAMES O. YOST                       Principal Financial and Accounting Officer
---------------------------
James O. Yost

J. ATWOOD IVES                      Trustee
---------------------------
J. Atwood Ives

LAWRENCE T. PERERA                  Trustee
---------------------------
Lawrence T. Perera

WILLIAM J. POORVU                   Trustee
---------------------------
William J. Poorvu

CHARLES W. SCHMIDT                  Trustee
---------------------------
Charles W. Schmidt

ARNOLD D. SCOTT                     Trustee
---------------------------
Arnold D. Scott

ELAINE R. SMITH                     Trustee
---------------------------
Elaine R. Smith

DAVID B. STONE                      Trustee
---------------------------
David B. Stone

                                EXHIBIT INDEX


      The following exhibits are filed as a part of this Registration Statement pursuant to General Instruction G of Form N-14



Exhibits   Description                                                  Page
--------   -----------                                                  ----
    4      Agreement and Plan of Reorganization dated
           November 30, 2000; filed herewith as Exhibit A to the MFS Municipal High Income Fund Prospectus set forth as
           Part A to the Registration Statement on Form N-14.
    11     Opinion of James R. Bordewick, Jr., to the
           MFS Series Trust III Fund, as to the legality of securities being issued, including consent.
    12 Form of Opinion of Bingham Dana LLP as to Tax Matters, including consent.
   14a.    Consent of Ernst & Young LLP, independent auditors to
           MFS Municipal High Income Fund.
   14b.    Consent of Ernst & Young, independent auditors to
           PaineWebber Municipal High Income Fund.